    As filed with the Securities and Exchange Commission on April 28, 1997
                                           Registration Nos. 33-11905,  811-5010
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                    UNDER THE SECURITIES ACT OF 1933            [X]
                   Post-Effective Amendment No. 22              [X]
                                      and
                            REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                          Amendment No. 24                      [X]

           THE MONITOR MONEY MARKET FUND, THE MONITOR OHIO MUNICIPAL MONEY MARKET FUND, THE MONITOR U.S. TREASURY MONEY MARKET
           FUND, THE MONITOR GROWTH FUND, THE MONITOR INCOME EQUITY
        FUND, THE MONITOR OHIO TAX-FREE FUND, THE MONITOR FIXED INCOME
         SECURITIES FUND, THE MONITOR SHORT/INTERMEDIATE FIXED INCOME
           SECURITIES FUND and THE MONITOR MORTGAGE SECURITIES FUND
                               each a Series of
                               THE MONITOR FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             41 South High Street
                             Columbus, Ohio 43287
                    (Address of Principal Executive Office)
                                1-800-544-8347
                        (Registrant's Telephone Number)

                      David G. Lee, Senior Vice President
                              SEI Fund Resources
                            One Freedom Valley Road
                           Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                   Copy to:
                               Bradley J. Schram
                        Hertz, Schram & Saretsky, P.C.
                        1760 Telegraph Road, Suite 300
                     Bloomfield Hills, Michigan 48302-0183
                             (810) 335-3346 (FAX)
--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
     [ ]  60 days after filing pursuant to Rule 485(a)(1), or
     [ ]  On               , 199  , pursuant to Rule 485(a)(1), or
     [ ]  75 days after filing pursuant to Rule 485(a)(2), or
     [ ]  On               , 199  , pursuant to Rule 485(a)(2).
     [ ]  Immediately upon filing pursuant to Rule 485(b), or
     [X]  On April 30, 1997, pursuant to Rule 485(b)
If appropriate, check this box:
     [ ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.
--------------------------------------------------------------------------------
The Registrant has previously registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996, on February 27, 1997.

                             CROSS REFERENCE SHEET

The portfolios listed on the Cover Page are offered in two separate classes of shares known as Trust Shares and Investment Shares. This Cross-Reference Sheet includes information relating to each Class of each Fund to facilitate the cross-reference process.

Form N-1A Part A Item                         Location in Prospectus
---------------------                         ----------------------
Item 1.  Cover Page.........................  Cover Page
Item 2.  Synopsis...........................  Summary; Fee Table and Example
Item 3.  Condensed Financial Information....  Financial Highlights
Item 4.  General Description of Registrant..  The Funds' Investment Objectives; Money Market Funds; Equity Funds; Income Funds;
                                              Additional Information on Portfolio Investments and Strategies; Investment
                                              Restrictions
Item 5.  Management of the Fund.............  Management of the Trust; Administration of the Funds; Custodian, Recordkeeper,
                                              Transfer Agent and Dividend Disbursing Agent; Independent Accountants
Item 5a. Management's Discussion of Fund
         Performance........................  Not Applicable
Item 6.  Capital Stock and Other Securities.  Distributions and Taxes; Distribution Options; Federal Income Taxes; Ohio
                                              Personal Income Taxes; Organization of the Trust; Voting Rights; Shareholder
                                              Inquiries; Other Classes of Shares
Item 7.  Purchase of Securities Being
         Offered...........................   How the Funds Value Their Shares; How to Buy (Trust/Investment Shares); to Place an
                                              Order (Investment Shares Only); Minimum Investment Required; What Shares Cost
                                              (Investment Shares Only); Purchases as Net Asset Value (Investment Shares Only);
                                              Reducing the Sales Charge (Investment Shares Only); Quantity Discounts and Accumulated
                                              Purchases (Investment Shares Only); Letter of Intent (Investment Shares Only);
                                              Reinstatement Privilege (Investment Shares Only); Concurrent Purchases (Investment
                                              Shares Only); Systematic Investment program; How to Exchange (Trust/Investment) Shares
                                              Among the Funds; By Telephone (Investment Shares Only); By Mail (Investment Shares
                                              Only); Distribution of (Trust/Investment) Shares; Distribution Plan (Investment Shares
                                              Only) How to Redeem (Trust/Investment) Shares; Redeeming by Telephone; Redeeming by
                                              Mail; Redeeming by Check (Investment Shares Only); Redeeming by Fax (Investment Share
                                              Only); Systematic Withdrawal Program (Investment Share Only); Accounts with Low
                                              Balances (Investment Share only)
Item 8.  Redemption or Repurchase...........  How to Redeem (Trust/Investment) Shares; Redeeming by Telephone; Redeeming by Mail;
                                              Redeeming by Check (Investment Shares Only); Redeeming by Fax (Investment Shares
                                              Only); Systematic Withdrawal Program (Investment Shares Only); Accounts with Low
                                              Balances (Investment Shares only)
Item 9.  Pending Legal Proceedings..........  Pending Legal Proceedings Relating to Piper

                                              Location in Statement of
Form N-1A Part B Item                         Additional Information
---------------------                         ------------------------
Item 10. Cover Page.........................  Cover Page
Item 11. Table of Contents..................  Table of Contents
Item 12. General Information and History....  Definitions; Additional Information About the Trust and its Shares
Item 13. Investment Objectives and Policies.  Investment Objectives and Policies of the Trust; Investment Restrictions
Item 14. Management of the Fund.............  Management of the Trust
Item 15. Control Persons and Principal
         Holders of Securities..............  Fund Ownership
Item 16. Investment Advisory and
         Other Services.....................  Investment Adviser; Administrator; Distributor; Custodian; Transfer Agent and Dividend
                                              Disbursing Agent; Independent Accountants
Item 17. Brokerage Allocation and Other
         Practices..........................  Portfolio Transactions; Brokerage and Research Services
Item 18. Capital Stock and Other Securities.  Dividends and Distributions
Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered........  Distribution Plan (Investment Shares Only); Determination of Net Asset Value;
                                              Additional Purchase Information--Payment in Kind
Item 20. Tax Status.........................  Taxes
Item 21. Underwriters.......................  Not Applicable
Item 22. Calculation of Performance Data....  Performance Information
Item 23. Financial Statements...............  Incorporated by Reference into the Combined Statement of Additional Information by reference to the Trust's Combined Annual Report dated December 31, 1996

Form N-1A Part C
----------------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                                  PROSPECTUS
                                April 30, 1997

  The Monitor Funds, a Massachusetts business trust (the "Trust"), consists of separate series (the "Funds") which have different investment objectives and policies. All of the Funds offer two classes of shares: Investment Shares and Trust Shares. Investment Shares in each of the Funds may be purchased through The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center pursuant to respective agreements between The Huntington Investment Company or The Huntington Trust Company, N.A., and SEI Financial Services Company (the "Distributor"), the Trust's distributor. The different Funds for which Investment Shares are available through this Prospectus include:
                     MONEY MARKET FUNDS--INVESTMENT SHARES
                         The Monitor Money Market Fund
                 The Monitor Ohio Municipal Money Market Fund
                  The Monitor U.S. Treasury Money Market Fund
                        EQUITY FUNDS--INVESTMENT SHARES
                            The Monitor Growth Fund
                        The Monitor Income Equity Fund
                        INCOME FUNDS--INVESTMENT SHARES
                     The Monitor Mortgage Securities Fund
                        The Monitor Ohio Tax-Free Fund
                   The Monitor Fixed Income Securities Fund
          The Monitor Short/Intermediate Fixed Income Securities Fund
  This Prospectus relates only to Investment Shares of the Funds listed above. This Prospectus sets forth concisely what a shareholder should know before investing in Investment Shares of any of the Funds and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Investment Shares and Trust Shares has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION CALL THE MUTUAL FUND SERVICES CENTER AT: (IN OHIO) 614-480-5580 OR (OUTSIDE THE 614 AREA CODE) 800-253-0412.
                      THE HUNTINGTON TRUST COMPANY, N.A.
                              Investment Adviser
                              SEI FUND RESOURCES
                                 Administrator
                        SEI FINANCIAL SERVICES COMPANY
                                  Distributor
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE HUNTINGTON TRUST COMPANY, N.A., NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT EACH MONEY MARKET FUND WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY....................................................................... 1
FEE TABLE AND EXAMPLE......................................................... 3
FINANCIAL HIGHLIGHTS.......................................................... 4
THE FUNDS' INVESTMENT  OBJECTIVES AND POLICIES................................10
MONEY MARKET FUNDS............................................................10
 Money Market Fund............................................................11
 Ohio Municipal Money Market Fund.............................................11
 U.S. Treasury Money Market Fund..............................................13
EQUITY FUNDS..................................................................14
 Growth Fund..................................................................14
 Income Equity Fund...........................................................14
INCOME FUNDS..................................................................14
 Mortgage Securities Fund.....................................................15
 Ohio Tax-Free Fund...........................................................20
 Fixed Income Securities Fund.................................................21
 Short/Intermediate Fixed Income Securities   Fund............................21
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES................22
 Ohio Tax-Exempt Securities...................................................22
 Non-Diversification..........................................................22
 Defensive Investment Strategies..............................................22
 Options and Futures Contracts................................................23
 Foreign Investments..........................................................24
 Repurchase Agreements........................................................25
 When-Issued and Delayed Delivery Transactions................................25
 Lending of Portfolio Securities..............................................26
INVESTMENT RESTRICTIONS.......................................................26
HOW THE FUNDS VALUE THEIR SHARES..............................................27
HOW TO BUY INVESTMENT SHARES..................................................27
 To Place an Order............................................................28
 Minimum Investment Required..................................................28
 Systematic Investment Program................................................29
 What Shares Cost.............................................................29
                                                                            PAGE

HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS.............................32
 By Telephone.................................................................33
 By Mail......................................................................33
HOW TO REDEEM INVESTMENT SHARES...............................................33
 Redeeming by Telephone.......................................................34
 Redeeming by Mail............................................................34
 Redeeming by Check...........................................................35
 Redeeming by Fax.............................................................35
SYSTEMATIC WITHDRAWAL PROGRAM.................................................35
ACCOUNTS WITH LOW BALANCES....................................................36
MANAGEMENT OF THE TRUST.......................................................36
 Distribution of Investment Shares............................................38
 Distribution Plan............................................................38
 Administration of the Funds..................................................39
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......40
 Independent Accountants......................................................40
DISTRIBUTIONS AND TAXES.......................................................40
 Money Market Funds...........................................................40
 Other Funds..................................................................40
 Distribution Options.........................................................40
 Federal Income Taxes.........................................................41
 Ohio Personal Income Taxes...................................................42
ORGANIZATION OF THE TRUST.....................................................42
 Voting Rights................................................................43
PERFORMANCE DATA AND COMPARISONS..............................................44
SHAREHOLDER INQUIRIES.........................................................45
OTHER CLASSES OF SHARES.......................................................45
PENDING LEGAL PROCEEDINGS RELATING TO PIPER...................................45
APPENDIX I....................................................................46

                                    SUMMARY

  The Trust, a management investment company, was established as Massachusetts business trust under a Declaration of Trust dated February 10, 1987. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one Fund may be offered in separate classes. As of the date of this Prospectus, the Board of Trustees has established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Fixed Income Securities Fund, and the Short/Intermediate Fixed Income Securities Fund. All of the portfolios of the Trust, with the exception of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, are diversified. This Prospectus relates solely to the Investment Shares of each Fund as set forth below.

  As of the date of this Prospectus, the Trust is comprised of the following nine Funds:

  MONEY MARKET FUNDS--INVESTMENT SHARES
    MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments;
    OHIO MUNICIPAL MONEY MARKET FUND--seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity by investing in Ohio tax-exempt securities;
    U.S. TREASURY MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit, and in repurchase agreements with respect to such obligations;
  EQUITY FUNDS--INVESTMENT SHARES
    GROWTH FUND--seeks to achieve long-term capital appreciation by investing primarily in equity securities;
    INCOME EQUITY FUND--seeks to achieve high current income and moderate appreciation of capital by investing in income-producing equity securities;
  INCOME FUNDS--INVESTMENT SHARES
    MORTGAGE SECURITIES FUND--seeks to achieve current income by investing in mortgage securities and in U.S. Government securities;
    OHIO TAX-FREE FUND--seeks to provide current income exempt from federal income taxes and Ohio personal income taxes by investing in Ohio tax-exempt securities;
    FIXED INCOME SECURITIES FUND--seeks to achieve high current income by investing in fixed income securities where the average maturity of the Fund will not exceed 10 years; and SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND--seeks to achieve current income by investing in fixed income securities with a maximum maturity for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years.

  For information on how to purchase Investment Shares of any of the Funds, please refer to "How to Buy Investment Shares." A minimum initial investment of $1,000 is required for each Fund.

Subsequent investments in a Fund must be in amounts of at least $50. Investment Shares of each Fund are sold at net asset value plus a sales charge where applicable. Shares of each Fund are redeemed at net asset value. Information on redeeming shares may be found under "How to Redeem Investment Shares." The Funds are advised by The Huntington Trust Company, N.A. In addition, Piper Capital Management Incorporated ("Piper"), a wholly-owned subsidiary of Piper Jaffray Companies Inc., serves as sub-adviser to the Mortgage Securities Fund.

  RISK FACTORS. Investors should be aware of the following general observations. There can be no assurance that a Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates ("interest rate risk"). Shareholders of the Ohio Municipal Money Market Fund may be subject to the federal alternative minimum tax on that part of the Funds' dividends derived from interest on certain municipal securities. IN ADDITION, THE OHIO MUNICIPAL MONEY MARKET FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF OHIO OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF OHIO AND THEREFORE AN INVESTMENT IN THAT FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. One or more Funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges, investing in foreign securities, and purchasing securities on a when-issued or delayed delivery basis, including the use of "dollar rolls." These investments and investment techniques may increase the volatility of a Fund's net asset value. Their risks are described under "Additional Information on Portfolio Investments and Strategies." The Mortgage Securities Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. The Mortgage Securities Fund may purchase mortgage-related securities including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying assets and, as a result, the prices of such securities may be highly volatile.

                             FEE TABLE AND EXAMPLE
  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Investment Shares will bear, either directly or indirectly.
SHAREHOLDER TRANSACTION EXPENSES

                                                                      FIXED        SHORT/
                                                 MORTGAGE    OHIO     INCOME    INTERMEDIATE
                                      INCOME    SECURITIES TAX-FREE SECURITIES  FIXED INCOME
                        GROWTH FUND EQUITY FUND    FUND      FUND      FUND    SECURITIES FUND
                        ----------- ----------- ---------- -------- ---------- ---------------
Maximum Sales Load Im-
 posed on
 Purchases (as a per-
 centage of
 offering price).......    4.00%       5.50%      2.00%     2.00%     2.00%         2.00%

The Distributor may waive all or a portion of this sales load. See "What Shares Cost--Purchases at Net Asset Value."

ANNUAL INVESTMENT SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                     TOTAL
                                                                  INVESTMENT
                                                                    SHARES
                                                                   OPERATING
                                  NET                           EXPENSES NET OF
                               MANAGEMENT  12B-1      OTHER     ANY WAIVERS OR
                                FEES (1)  FEES (2) EXPENSES (3) REIMBURSEMENTS
                               ---------- -------- ------------ ---------------
Money Market Fund (4)*........   0.30%     0.10%      0.23%          0.63%
Ohio Municipal Money Market
 Fund (4)* ...................   0.25%     0.10%      0.24%          0.59%
U.S. Treasury Money Market
 Fund (4)*....................   0.20%     0.10%      0.22%          0.52%
Growth Fund...................   0.60%     0.25%      0.23%          1.08%
Income Equity Fund............   0.60%     0.25%      0.22%          1.07%
Mortgage Securities Fund (5)..   0.30%     0.25%      0.37%          0.92%
Ohio Tax-Free Fund............   0.50%     0.25%      0.26%          1.01%
Fixed Income Securities Fund..   0.50%     0.25%      0.24%          0.99%
Short/Intermediate Fixed In-
 come Securities Fund.........   0.50%     0.25%      0.22%          0.97%

--------
(1)Fees paid by each Fund for investment advisory services. See "Management of the Trust."
(2)Fees paid by Investment Shares of each Fund for distribution services provided with respect to Investment Shares. Total payments of up to 0.25 of 1% for all Funds except the Mortgage Securities Fund, and up to 0.50 of 1% for the Mortgage Securities Fund, of the average daily net assets attributable to Investment Shares are permitted under the Distribution Plans. The Distributor can terminate these voluntary waivers at any time in its sole discretion. See "Management of the Trust--Distribution Plans."
(3)Includes administration fees. See "Management of the Trust--Administration of the Funds."
(4)The Total Investment Shares Operating Expenses for the Ohio Municipal Money Market Fund would be 0.79%, absent the voluntary waiver of management fees and if the maximum amounts were reimbursed for 12b-1 fees. The Total Investment Shares Operating Expenses for the Money Market Fund would be 0.78%, if the maximum amounts were reimbursed for 12b-1 fees. The maximum management fee for the Ohio Municipal Money Market Fund is 0.30%. The maximum amount that can be reimbursed for 12b-1 fees for the Money Market Fund and the Ohio Municipal Money Market Fund is 0.25%.
(5)The Total Investment Shares Operating Expenses for the U.S. Treasury Money Market Fund would have been 0.67% absent the voluntary waiver of 12b-1 fees. The Total Investment Shares Operating Expenses for the Mortgage Securities Fund would have been 1.37% absent the voluntary waiver of management fees and 12b-1 fees. The maximum 12b-1 fees is 0.25% and 0.50% for the U.S. Treasury Money Market Fund and the Mortgage Securities Fund, respectively. The maximum management fee is 0.50% for the Mortgage Securities Fund.

*The adviser, administrator and/or custodian can terminate these voluntary waivers at any time at their sole discretion.
EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period, and (3) payment of maximum sales load:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Fund..............................  $ 6     $20    $ 35     $ 79
Ohio Municipal Money Market Fund...............  $ 6     $19    $ 33     $ 74
U.S. Treasury Money Market Fund................  $ 5     $17    $ 29     $ 65
Growth Fund....................................  $51     $73    $ 97     $166
Income Equity Fund.............................  $65     $87    $111     $178
Mortgage Securities Fund.......................  $29     $49    $ 70     $131
Ohio Tax-Free Fund.............................  $30     $52    $ 75     $141
Fixed Income Securities Fund...................  $30     $51    $ 74     $139
Short/Intermediate Fixed Income Securities
 Fund..........................................  $30     $50    $ 73     $137

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
  Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996 is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF    TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN+ EXPENSES
---------------------------------------------------------------------------------
INVESTMENT SHARES
MONEY MARKET
1991*           $1.00     $0.04         $(0.04)        $1.00    3.56%    0.60%(a)
1992             1.00      0.03          (0.03)         1.00    3.34%    0.60%
1993             1.00      0.03          (0.03)         1.00    2.63%    0.61%
1994             1.00      0.04          (0.04)         1.00    3.76%    0.61%
1995             1.00      0.05          (0.05)         1.00    5.48%    0.63%
1996             1.00      0.05          (0.05)         1.00    4.90%    0.63%
OHIO MUNICIPAL MONEY MARKET
1991*           $1.00      0.03          (0.03)        $1.00    2.51%    0.67%(a)
1992             1.00      0.03          (0.03)         1.00    2.51%    0.59%
1993             1.00      0.02          (0.02)         1.00    1.98%    0.55%
1994             1.00      0.02          (0.02)         1.00    2.31%    0.55%
1995             1.00      0.03          (0.03)         1.00    3.47%    0.52%
1996             1.00      0.03          (0.03)         1.00    3.04%    0.52%
U.S. TREASURY MONEY MARKET
1993**          $1.00      0.01          (0.01)        $1.00    0.54%    0.50%(a)
1994             1.00      0.04          (0.04)         1.00    3.68%    0.52%
1995             1.00      0.05          (0.05)         1.00    5.43%    0.53%
1996             1.00      0.05          (0.05)         1.00    4.87%    0.52%

-------------------------------------------------------------------------------
 * Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
** Reflects operations for the period from October 19, 1993 (date of initial public investment) to December 31, 1993.
 + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   NET                                                          NET ASSETS,
INVESTMENT                    EXPENSE WAIVER/                  END OF PERIOD
  INCOME                      REIMBURSEMENT(B)                 (000 OMITTED)
----------------------------------------------------------------------------------
5.08%(a)                              --                          $17,936
3.26%                                 --                           19,962
2.60%                               0.02%                          21,583
3.85%                               0.02%                          41,629
5.30%                               0.03%                          91,288
4.80%                                 --                           97,557
3.69%(a)                            0.02%(a)                         $425
2.35%                               0.14%                           2,452
1.88%                               0.20%                          20,312
2.30%                               0.19%                          37,134
3.42%                               0.20%                          55,469
3.00%                               0.12%                          74,102
2.65%(a)                            0.16%(a)                         $948
3.66%                               0.17%                          20,390
5.28%                               0.18%                          38,973
4.77%                               0.15%                          47,884

-------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996, is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information. The Monitor Income Equity Fund Investment Shares had not commenced operations as of December 31, 1996 and therefore no financial information is available for Investment Shares of the Income Equity Fund.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
GROWTH
1991*          $22.79     $0.33        $2.07        $2.40         $(0.33)          $(0.06)        $(0.02)
1992            24.78      0.49         1.36         1.85          (0.48)           (0.39)            --
1993            25.76      0.40         0.43         0.83          (0.41)           (0.02)            --
1994            26.16      0.33         0.22         0.55          (0.33)           (0.07)            --
1995            26.31      0.35         7.61         7.96          (0.35)           (3.11)            --
1996            30.81      0.31         4.73         5.04          (0.33)           (1.56)            --

-------------------------------------------------------------------------------
  *Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
  + Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Average commission rate paid per share for securities purchases and sales during the period. Presentation of the rate is only required beginning in 1996.

               NET ASSET                                                  NET ASSETS,
                VALUE,                          NET                         END OF    PORTFOLIO  AVERAGE
    TOTAL       END OF    TOTAL              INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER  COMMISSION
DISTRIBUTIONS   PERIOD   RETURN++ EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE     RATE(C)
----------------------------------------------------------------------------------------------------------
   (0.41)       $24.78     9.20%    1.24%(a)    1.88%(a)       0.02%(a)     $1,078        13%        n/a
   (0.87)        25.76     7.57%    1.16%       2.03%          0.01%         3,637        36%        n/a
   (0.43)        26.16     3.25%    1.10%       1.54%          0.04%         3,961        29%        n/a
   (0.40)        26.31     2.08%    1.13%       1.27%          0.04%         3,212        42%        n/a
   (3.46)        30.81    30.40%    1.11%       1.08%          0.05%         3,777        37%        n/a
   (1.89)        33.96    16.43%    1.08%       0.93%            --          4,285        21%     $0.045

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996, is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information. The Monitor Short/Intermediate Fixed Income Securities Fund Investment Shares had not commenced operations as of December 31, 1996, and therefore no financial information is available for Investment Shares of the Short/Intermediate Fixed Income Securities Fund.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
OHIO TAX-FREE
1991*          $20.56     $0.67        $ 0.51       $ 1.18        $(0.69)            --             --
1992            21.05      0.93          0.26         1.19         (0.93)            --             --
1993            21.31      0.90          0.73         1.63         (0.90)            --             --
1994            22.04      0.94         (1.56)       (0.62)        (0.92)            --             --
1995            20.50      0.96          1.27         2.23         (0.96)            --             --
1996            21.77      0.96         (0.29)        0.67         (0.96)            --             --
FIXED INCOME SECURITIES
1991*          $20.17      0.91          1.47         2.38         (0.87)          $(0.10)          --
1992            21.58      1.33         (0.04)        1.29         (1.37)           (0.12)        $(0.06)
1993            21.32      1.19          0.92         2.11         (1.33)           (0.06)          --
1994            22.04      1.23         (2.29)       (1.06)        (1.28)            --             --
1995            19.70      1.29          2.09         3.38         (1.30)            --             --
1996            21.78      1.29         (0.83)        0.46         (1.29)            --             --
MORTGAGE SECURITIES
1992**(c)      $10.00      0.62          0.28         0.90         (0.60)           (0.03)          --
1993(c)         10.27      1.47         (0.27)        1.20         (1.43)           (0.10)          --
1994(c)          9.94      0.87         (3.19)       (2.32)        (0.91)            --            (0.01)
1995(c)          6.70      0.55          1.46         2.01         (0.55)            --            (0.04)
1996(c)          8.12      0.53         (0.04)        0.49         (0.53)            --               --
------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
** Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
+ Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

                                                                            NET ASSETS,
               NET ASSET                          NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------------------------------------------------------------------------------------------
    (0.69)       $21.05     5.78%    1.18%(a)     4.74%(a)        --          $  486       13%
    (0.93)        21.31     5.76%    1.16%        4.36%           --           1,339        3%
    (0.90)        22.04     7.78%    1.07%        4.13%         0.04%          2,838        2%
    (0.92)        20.50    (2.83%)   1.02%        4.43%         0.04%          2,307       12%
    (0.96)        21.77    11.10%    1.03%        4.49%         0.08%          2,163       13%
    (0.96)        21.48     3.20%    1.01%        3.24%           --           1,900        6%
    (0.97)       $21.58    12.12%    1.19%(a)     6.68%(a)        --          $  135       21%
    (1.55)        21.32     6.25%    1.08%        6.16%           --             845       15%
    (1.39)        22.04    10.07%    0.99%        5.61%         0.04%          2,563        7%
    (1.28)        19.70    (4.88%)   1.00%        6.01%         0.04%          1,958       23%
    (1.30)        21.78    17.63%    1.02%        6.17%         0.05%          2,176       20%
    (1.29)        20.95     2.32%    0.99%        6.12%           --           1,851       16%
    (0.63)       $10.27     8.97%    0.83%(a)    10.35%(a)      0.44%(a)      $4,742       50%
    (1.53)         9.94    11.94%    1.03%       13.95%         0.29%          8,533      154%
    (0.92)         6.70   (24.72%)   1.13%       10.91%         0.37%          4,259       91%
    (0.59)         8.12    31.13%    0.76%        7.40%         0.73%          2,008      194%
    (0.53)         8.08     6.25%    0.92%        6.57%         0.53%          1,666       90%
-------------------------------------------------------------------------------------------------

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of the various Funds are described below. There can, of course, be no guarantee that a Fund will achieve its investment objective.

  Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees"). Except with respect to borrowing money or downgrades of securities in the Money Market Funds, any percentage limitation on a Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by The Huntington Trust Company, N.A., in managing the Funds' investments, see the Appendix to the Statement of Additional Information.

                              MONEY MARKET FUNDS

  Each of the Money Market Funds described below is designed for investors seeking current income with stability of principal. The Money Market Funds intend to limit their investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled, "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Money Market Funds which in some instances restrict a Money Market Fund's investment policies. These risk limiting conditions include the following:

 . The Money Market Funds must limit their investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (For an explanation of some of the terms defined by Rule 2a-7, see Appendix I to this Prospectus.)

 . Each Money Market Fund (except the Ohio Municipal Money Market Fund) must limit investments in "Second Tier Securities" to 5% of total assets and 1% of total assets in the securities of a single Second Tier issuer.

 . The Money Market Funds may invest without limit in "First Tier Securities" subject to the 5% issuer diversification limitation where applicable. In addition, the portfolio investments of each Money Market Fund must have a maturity of 397 days or less from the time of purchase by it, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of each Money Market Fund's portfolio must not exceed 90 days. Of course, a Money Market Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

MONEY MARKET FUND

  The objective of the Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments. The Money Market Fund's portfolio investments may include:

  (a) obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

  (b) commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees;

  (c) negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);

  (d) corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees; and

  (e)  repurchase agreements and master demand notes.

  RESTRICTED AND ILLIQUID SECURITIES. The Money Market Fund intends to invest in restricted securities. Restricted securities are any securities in which the Money Market Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Money Market Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

  The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Huntington, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.

OHIO MUNICIPAL MONEY MARKET FUND

  The objective of the Ohio Municipal Money Market Fund is to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity. As a fundamental policy, the Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Ohio Municipal Money Market Fund invests primarily in Ohio tax-exempt securities which, under normal market conditions, will comprise at least 65% of its assets. Ohio tax-exempt securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies, or financing authorities of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income taxes imposed by the State of Ohio. Examples of tax-exempt securities include, but are not limited to:

  . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

  . municipal commercial paper and other short-term notes;

  . variable rate demand notes;

  . municipal bonds (including bonds having serial maturities and pre-refunded bonds); and

  . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Ohio Municipal Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Ohio Municipal Money Market Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Ohio Municipal Money Market Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Ohio Municipal Money Market Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  CREDIT ENHANCEMENT. Certain of the portfolio investments of the Ohio Municipal Money Market Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Municipal Money Market Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Municipal Money Market Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. The Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities which are credit-enhanced by foreign or domestic banks. Changes in credit quality of these banking institutions could cause losses to the Fund and affect its share price.

  DEMAND FEATURES. The Ohio Municipal Money Market Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Ohio Municipal Money Market Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. The Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income taxes and at least 65% of its assets are invested in securities the income from which is exempt from Ohio personal income taxes. However, from time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Ohio Municipal Money Market Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

  Although the Ohio Municipal Money Market Fund is permitted to make taxable, temporary investments that may have Ohio state tax implications, there is no current intention of generating income subject to federal regular or Ohio personal income taxes.

U.S. TREASURY MONEY MARKET FUND

  The objective of the U.S. Treasury Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. At least 65% of the U.S. Treasury Money Market Fund's total assets will be invested in Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury, and repurchase agreements with respect to such obligations.

                                 EQUITY FUNDS

GROWTH FUND

  The objective of the Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. Equity securities in which the Growth Fund may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants. The Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Growth Fund's common stock selection emphasizes those companies which Huntington believes have characteristics such as above average earnings and dividend growth, superior balance sheets, and potential for capital gains, but its investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Growth Fund will invest in large and medium-sized capitalization growth companies which provide these financial and growth characteristics. As a matter of fundamental policy, under normal market conditions, the Growth Fund will invest at least 65% of its total assets in equity securities. The Growth Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INCOME EQUITY FUND

  The objective of the Income Equity Fund is to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities. Consistent with this objective, the Income Equity Fund may invest in preferred stocks, in securities convertible into or exchangeable for common stocks and securities which Huntington believes have common stock characteristics, such as rights and warrants. The Income Equity Fund may invest in foreign securities and, subject to its investment restrictions, in securities restricted as to resale under federal securities laws. As a matter of fundamental policy, under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Income Equity Fund may invest up to 35% of its assets in debt securities rated investment grade or better. The Income Equity Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

                                 INCOME FUNDS

  The investment objectives and policies of the Income Funds are described below. Each of the Income Funds invests primarily in debt securities. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Thus, a decrease in interest rates will generally result in an increase in the values of debt securities held by an Income Fund. Conversely, during periods of rising interest rates, the values of an Income Fund's assets will generally decline. The values of such securities are also affected by changes in the financial condition of their issuers. Changes in the values of an Income Fund's securities will not generally affect the income derived from such securities but will affect an Income Fund's net asset value.

MORTGAGE SECURITIES FUND

  The investment objective of the Mortgage Securities Fund is current income. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in mortgage-related securities issued by the U.S. Government, government-related entities, and private entities. These mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets, and, as a result, the prices of such securities may be highly volatile.

  The Mortgage Securities Fund may invest up to 35% of the value of its total assets in:

    (i) non-mortgage related securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

    (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC"); and

    (iii) commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

  The Mortgage Securities Fund will attempt to maintain a dollar-weighted average portfolio life of more than three years but no more than ten years. In order to maintain this dollar-weighted average portfolio life, Huntington will monitor the prepayment experience of the underlying mortgage pools of the mortgage-related securities and will purchase and sell securities in the portfolio to shorten or lengthen the average life of the portfolio, as appropriate.

  It is important to understand that, while a valuable measure, average life is based on certain assumptions and has several limitations. It is most useful as a measure of the repayment of principal when interest rate changes are small. In addition, average life is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the average life of such securities. For these reasons, average lives of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

  The portfolio turnover rate of the Mortgage Securities Fund may exceed 100%, which is higher than the portfolio turnover rate of most mutual funds. However, the Adviser does not expect the portfolio turnover rate of the Mortgage Securities Fund to exceed 200%. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Mortgage Securities Fund's ability to sell securities in some circumstances when the security has been held for less than three (3) months. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

  Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in
(b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

  Mortgage Pass-Through Securities. The mortgage pass-through securities in which the Mortgage Securities Fund invests provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Mortgage Securities Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

  Adjustable Rate Mortgage Securities. The Mortgage Securities Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

  Collateralized Mortgage Obligations. The Mortgage Securities Fund may invest in CMOs (collateralized mortgage obligations and multi-class pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. government or CMOs issued by private organizations which are rated AAA by an NRSRO.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  The Mortgage Securities Fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

  Stripped Mortgage-Backed Securities. Some of the mortgage-related securities purchased by the Mortgage Securities Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Mortgage Securities Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Mortgage Securities Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Mortgage Securities Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, Huntington or Piper intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Mortgage Securities Fund's portfolio, while continuing to pursue current income.

  U.S. Government Securities. The U.S. government securities in which the Mortgage Securities Fund invests are either issued or guaranteed as to payment of principal and interest by the U.S.

Government, its agencies, or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. Investments in U.S. Government securities are limited to:

  (a)direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b)notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a)the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b)the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c)the credit of the agency or instrumentality.

  Short-Term Trading. The Mortgage Securities Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Mortgage Securities Fund engages in short-term trading, such activities will cause it to pay greater mark-up charges. The Mortgage Securities Fund's portfolio turnover rate is set forth in "Financial Highlights."

  Investment Risks. The Mortgage Securities Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

  The Mortgage Securities Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is "prepaid" earlier than expected. The Mortgage Securities Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the
Fund:

  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, Mortgage Securities Fund's income will be reduced; and

  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Mortgage Securities Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Mortgage Securities Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed above, may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

OHIO TAX-FREE FUND

  The objective of the Ohio Tax-Free Fund is to provide current income exempt from federal income tax and Ohio personal income taxes. The Ohio Tax-Free Fund will attempt to achieve its objective by investing in Ohio tax-exempt securities. "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. As a matter of fundamental policy, under normal market conditions at least 80% of the Ohio Tax-Free Fund's net assets will be invested in Ohio tax-exempt securities. In addition, the Ohio Tax-Free Fund will not, as a matter of fundamental policy, invest in securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Ohio Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  The Ohio Tax-Free Fund will only invest in Ohio tax-exempt securities that are rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. Based on current market conditions, it is anticipated that the dollar-weighted average portfolio maturity will be between four and seven years. Under normal market conditions, the Ohio Tax-Free Fund will not invest in obligations with a remaining maturity of more than 15 years at the time of purchase.

  The Ohio Tax-Free Fund may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of the collections, revenue receipts or bond sales to finance various public purposes.

  From time to time, the Ohio Tax-Free Fund may invest in obligations the interest on which is subject to federal income tax or Ohio personal income taxes pending investment in Ohio tax-exempt securities or for liquidity purposes. The Ohio Tax-Free Fund may also hold a portion of its assets in cash or money market instruments, the interest on which may not be exempt from federal or Ohio personal income taxes.

  Credit Enhancement. Certain of the portfolio investments of the Ohio Tax-Free Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Tax-Free Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Tax-Free Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

FIXED INCOME SECURITIES FUND

  The objective of the Fixed Income Securities Fund is to achieve high current income through investment in fixed income securities where the average maturity of the Fixed Income Securities Fund will not exceed 10 years. The Fixed Income Securities Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, nonconvertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Fixed Income Securities Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. As a matter of fundamental policy, under normal market conditions, the Fixed Income Securities Fund will invest at least 65% of its assets in fixed income securities. The Fixed Income Securities Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

  The objective of the Short/Intermediate Fixed Income Securities Fund is to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. The Short/Intermediate Fixed Income Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Short/Intermediate Fixed Income Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds and non-convertible fixed-income European Currency Unit bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington. As a matter of fundamental policy, under normal market conditions the Short/Intermediate Fixed Income Fund will invest at least 65% of its assets in fixed income securities. The Short/Intermediate Fixed Income Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

OHIO TAX-EXEMPT SECURITIES

  The two principal classifications of Ohio tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  The economy of Ohio, while diversifying more into the service area, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. Ohio's economy, including particularly an unemployment rate usually somewhat higher than the national average, has had varying effects on the different geographic areas of the State and the political subdivisions located in such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio tax-exempt securities in an Ohio Fund, as defined below, or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio tax-exempt securities.

NON-DIVERSIFICATION

  The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") are non-diversified Funds under the 1940 Act, which means that they may invest their assets in the obligations of fewer issuers than would be the case if they were "diversified". The Ohio Funds' ability to invest a relatively high percentage of their assets in the securities of a limited number of issuers involves an increased risk of loss to an Ohio Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the Investment Company Act, the Ohio Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of each Ohio Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Ohio Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

OPTIONS AND FUTURES CONTRACTS (ALL FUNDS OTHER THAN THE MONEY MARKET FUNDS)

  A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases a Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on its securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of the security above the exercise price of the option. When it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A Fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A Fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities which a Fund owns or expects to purchase. A Fund may also purchase and sell put and call options on index futures or directly on the underlying indices for hedging purposes. In addition, a Fund may purchase and sell futures contracts and related options on individual debt securities which a Fund owns or expects to purchase, if and when such futures contracts and options become available.

  In connection with its futures transactions, a Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. A Fund will not generally purchase or sell futures contracts or purchase or sell options on futures contracts if as a result the sum of initial margin deposits on a Fund's existing futures contracts and options written by a Fund plus premiums paid for outstanding options on futures contracts purchased by a Fund, would exceed 5% of a Fund's net assets.

  Options and futures transactions involve various risks, including the risk that a Fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that Huntington or its Subadviser may not forecast market movements correctly. Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies by a Fund is dependent upon, among other things, a Fund's ability to terminate options and futures positions at times when Huntington or its Subadviser deems it desirable to do so. Although a Fund will enter into an options or futures contract position only if Huntington or its Subadviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a Fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Funds generally expect that their options and futures transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Huntington to forecast market movements correctly.

  For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

FOREIGN INVESTMENTS

  Except as otherwise limited in this Prospectus, a Fund may invest some or all of its assets in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

  In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

  A Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with its foreign investments.

  A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Certain securities in which a Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

  A Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

  In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Mortgage Securities Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Mortgage Securities Fund gives up the right to receive principal and interest paid on the securities sold. However, the Mortgage Securities Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Mortgage Securities Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Mortgage Securities Fund will hold and maintain in a segregated account until the settlement date, cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Piper's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Mortgage Securities Fund while remaining substantially fully invested increases the amount of its assets that are subject to market risk to an amount that is greater than its net asset value, which could result in increased volatility of the price of its shares. The Mortgage Securities Fund may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, a Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. A Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed with respect to any Fund only by a vote of a majority of the outstanding shares of that Fund.

  No Fund will:

  (1) Except for the Ohio Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations);

  (2) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Ohio Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than an Ohio state-wide, national or international development, affecting one such obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (3) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and OTC options; and

  (4) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness.

                       HOW THE FUNDS VALUE THEIR SHARES

  Each Money Market Fund attempts to stabilize the net asset value of its Investment Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Investment Share is determined by adding the interest of the Investment Shares in the value of all securities and other assets of a Money Market Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. A Money Market Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The net asset value for Investment Shares of each of the other Funds is determined by adding the interest of the Investment Shares in the market value of all securities and other assets of a Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. The net asset value of a Fund's Investment Shares will differ from that of Trust Shares due to the expense of the Rule 12b-1 fee applicable to a Fund's Investment Shares.

  Securities for which market quotations are readily available are stated at market value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates market value. Debt securities for which market quotations are not readily available will be valued on the basis of valuations provided by pricing services approved by the Trustees. Pricing services often use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. All other Fund assets are valued at their fair value following procedures approved by the Trustees.

  The Money Market Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. The other Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veterans' Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                         HOW TO BUY INVESTMENT SHARES

  Investment Shares of the Funds may be purchased through The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center (collectively, the "Huntington Group") pursuant to respective agreements between The Huntington Investment Company or The Huntington Trust Company, N.A. and the Distributor. Investors may purchase Investment Shares of the Funds on all Business Days. Investment Shares in each Money Market Fund other than the Ohio Municipal Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day; Investment Shares in the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares purchased after such time begin earning dividends on the following day. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

  From time to time, the Trust may temporarily suspend the offering of shares of one or more of the Funds or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of any such Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements. The Funds will issue certificates representing Investment Shares upon request.

TO PLACE AN ORDER

  To purchase Investment Shares of the Funds, an investor may call The Huntington Investment Company at 800-322-4600, or the investor's Personal Banker directly. All other investors should call the Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

  Payment may be made either by check or wire transfer of federal funds. To purchase by check, the check must be included with the order and made payable to the name of the applicable Fund, designating Investment Shares. If a shareholder pays for Investment Shares by check and the check does not clear, the purchase will be cancelled, and the shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Investment Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. Orders are considered received after payment by check is converted into federal funds by the Funds' transfer agent, SEI Financial Management Corporation (the "Transfer Agent").

  When payment is made through wire transfer of federal funds, the order is considered received immediately upon receipt by the Transfer Agent. With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, payment by wire must be received by the applicable member of the Huntington Group before 10:30 a.m. (Eastern Time) in order to earn dividends for that day. With respect to the Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund, payment by wire must be received by the applicable member of the Huntington Group before 4:00 p.m. (Eastern Time) in order for Investment Shares of a Fund to be purchased at that day's price. Prior to purchasing by wire, investors should call the applicable member of the Huntington Group. It is the responsibility of the applicable member of the Huntington Group to transmit orders promptly to the Transfer Agent. Federal funds should be wired as follows: Huntington National Bank, ABA 044000024, Trust Department, Account Number 01891160404, Monitor Retail, Attention: Shareholder Services.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Investment Shares of a Fund is $1,000. Subsequent investments must be in amounts of at least $50.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Investment Shares of a Fund may add to their investment on a regular basis in minimum amounts of at least $50. The Funds will waive the initial $1,000 investment minimum for investors who sign up for the Systematic Investment Program. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Investment Shares of a Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by completing the appropriate section of the account application.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

WHAT SHARES COST

  Money Market Funds. With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, Investment Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by these Funds.

  Growth Fund. With respect to the Growth Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $100,000                         4.00%                4.17%
      $100,000 but less than $250,000            3.50%                3.63%
      $250,000 but less than $500,000            2.50%                2.56%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.25%                0.25%

  Income Equity Fund. With respect to the Income Equity Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $50,000                          5.50%                5.82%
      $50,000 but less than $100,000             4.50%                4.71%
      $100,000 but less than $250,000            3.50%                3.63%
      $250,000 but less than $500,000            2.75%                2.83%
      $500,000 but less than $1 million          2.00%                2.04%
      $1 million or more                         none                 none

  Income Funds. With respect to the Mortgage Securities Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $500,000                         2.00%                2.04%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.00%                0.00%

  Purchases at Net Asset Value. Investment Shares issued through reinvestment of dividends and capital gains distributions are not subject to a sales charge. In addition, the Distributor has agreed to waive all sales loads imposed on purchases of Investment Shares of any of the Funds and any other classes of Investment Shares hereafter offered by any other Series of The Monitor Funds by the following persons: (a) current officers, directors, employees (and their spouses or immediate family members) and retired officers and employees (including their spouses) of Huntington Bancshares Incorporated or any of its subsidiaries; (b) persons who participate in certain financial services programs offered by the banking subsidiaries of Huntington Bancshares Incorporated; and (c) persons who are current members of certain affinity groups (such as trade associations or membership associations) that have entered into written agreements with the Trust's Investment Advisor and the Distributor providing for such a sales load waiver. Potential investors who believe that they are eligible for this sales load waiver may contact The Monitor Funds Shareholder Services Department (1-800-253-0412) for further information.

  Dealer Concession. For sales of Investment Shares of the Funds, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor will, periodically, uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling Investment Shares of the Funds, from that portion of the sales load which the Distributor retains or any other source available to it. Such payments will be predicated upon the amount of Investment Shares of the Funds that are sold by the dealer.

  The sales charge for Investment Shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the banks' customers in connection with the initiation of customer accounts and purchases of Investment Shares of the Funds.

  Reducing the Sales Charge. The sales charge can be reduced through:

  . quantity discounts and accumulated purchases;

  . signing a 13-month letter of intent;

  . using the reinstatement privilege; or

  . concurrent purchases.

  Quantity Discounts and Accumulated Purchases. As shown in the table above, larger purchases reduce the sales charge paid. The Distributor will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

  If an additional purchase of Investment Shares in a Fund which impose a sales charge is made, the Distributor will aggregate such additional purchases with previous purchases of Investment Shares of Funds imposing a sales charge provided the prior purchase is still invested in the Funds. For example, if a shareholder already owns Investment Shares having a current value at the public offering price of $700,000 and he purchases $50,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 0.75%, not 1.5%.

  To receive the sales charge reduction, an investor should complete the appropriate section of the account application at the time the purchase is made indicating that Investment Shares of Funds which impose a sales charge have been purchased and are still invested or that such purchases are being combined. The Distributor will reduce the sales charge after it confirms the purchase.

  Letter of Intent. If an investor intends to purchase at least $100,000 of Investment Shares in a Fund that imposes a 4% sales charge or at least $500,000 in one or more Funds that imposes a 2% sales charge, over the next 13 months, the sales charge may be reduced by completing the Letter of Intent section of the account application. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment, which is based on the amount covered by the Letter of Intent.

  For example, assume an investor signs a Letter of Intent to purchase at least $250,000 in Investment Shares of a Fund that imposes a 4% sales charge and, at the time of signing the Letter of Intent, purchases $100,000 of Investment Shares of one of these Funds. The investor would pay an initial sales charge of 2.50% (the sales charge applicable to purchases of $250,000), and 1.00% of the investment (representing the difference between the 3.50% sales charge applicable to purchases of $100,000 and the 2.50% in sales charges already paid) would be held in escrow until the investor has purchased the remaining $150,000 or more of Investment Shares under his Letter of Intent.

  The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum initial investment of at least $25,000.

  A Letter of Intent will not obligate the investor to purchase Investment Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

  Reinstatement Privilege. If Investment Shares in a Fund have been redeemed, the shareholder has a one-time right, within 30 days of redemption, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The applicable member of the Huntington Group must be notified in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems his Investment Shares in a Fund and utilizes the reinstatement privilege, there may be tax consequences.

  Concurrent Purchases. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Investment Shares in two or more Funds in the Trust, the public offering price of which includes a sales charge. For example, if a shareholder of the Growth Fund concurrently invests $30,000 in one Fund with a sales charge, and $70,000 in another Fund with a sales charge, the sales charge will be reduced. In addition, if a shareholder of the Mortgage Securities Fund, Ohio Tax-Free Fund or Fixed Income Securities Fund concurrently invests $50,000 in one Fund with a sales charge, and $450,000 in another Fund with a sales charge, the sales charge will be reduced.

  To receive this sales charge reduction, the applicable Huntington Group member must be notified in writing by the shareholder (at the address provided below under "How to Exchange Investment Shares Among the Funds--By Mail") at the time the concurrent purchases are made. The Distributor will reduce the sales charge after it confirms the purchases.

               HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS

  Shareholders may exchange Investment Shares in any Fund for Investment Shares in any other Fund offering Investment Shares at the respective net asset values per Investment Share next determined after receipt of the request in good order, plus the applicable sales charge (if any) as described below. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold.

  No sales charge applies when Investment Shares are exchanged from a Fund that imposes such a charge to a Fund with no sales charge. If, however, a shareholder seeks to exchange shares of a Fund that does not have a sales charge for shares of a Fund that imposes such a charge, the shareholder will be required to pay the applicable sales charge of the Fund into which the shares are exchanged. In all cases, shareholders will be required to pay a sales charge only once. Thus, for example, no sales charge applies when shares are exchanged among Funds that impose a sales charge. Similarly, no sales charge applies where a shareholder exchanges shares of a Fund with a sales charge for shares of a Fund that does not impose such a charge and subsequently exchanges those shares back into a Fund with a sales charge.

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  If the exchanging shareholder does not have an account in the Fund whose Investment Shares are being acquired, a new account will be established with the same registration and reinvestment options for dividends and capital gains distributions as the account of the Fund from which the Investment Shares are exchanged, unless otherwise specified in writing by the shareholder. In the event the new account registration is not identical to that of the existing account, a signature guarantee will be required. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. In addition, if a shareholder exchanges shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. Shareholders may obtain further information on the exchange privilege by calling the applicable member of the Huntington Group.

BY TELEPHONE

  Shareholders may provide instructions for exchanges between Funds by calling: The Huntington Investment Company at 800-322-4600; their Personal Banker directly or Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412. Investors may request the Trust's telephone exchange privilege on their account application. Information on this service can be obtained through the applicable member of the Huntington Group.

  Investment Shares may be exchanged by telephone only between Fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below under "By Mail"), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  Telephone exchange instructions must be received by the applicable member of the Huntington Group before 3:00 p.m. (Eastern Time) for Investment Shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time and shareholders will be notified of any such modification or termination. Shareholders of a Fund may have difficulty in making exchanges by telephone during times of extreme economic or market conditions. If a shareholder cannot make contact by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to the appropriate member of the Huntington Group. Written instructions may require a signature guarantee. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL

  Shareholders may provide instructions for exchanges between the Funds by making a written request to the appropriate member of the Huntington Group at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Investment Shares are involved), (2) the name(s) and address on the shareholder account, (3) the account number, (4) the dollar amount or number of Investment Shares to be exchanged, and (5) the Fund into which the Investment Shares are to be exchanged. Written exchange requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians.

                        HOW TO REDEEM INVESTMENT SHARES

  Shareholders may redeem all or any portion of the Investment Shares in their account on any Business Day at the appropriate net asset value per share next determined after a redemption request in proper form is received by the Transfer Agent. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  A shareholder may redeem Investment Shares of a Fund by calling The Huntington Investment Company at 800-322-4600, their Personal Banker directly or the Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

  Shareholders of the Money Market Fund, Ohio Municipal Money Market Fund, and U.S. Treasury Money Market Fund who request a redemption before 10:30 a.m. (Eastern Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day. Requests for redemptions in the Income and Equity Funds must be received by the appropriate member of the Huntington Group before 3:00 p.m. (Eastern Time) in order for Investment Shares to be redeemed at that day's net asset value.

  Members of the Huntington Group are responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

  Investors may request the Trust's telephone redemption privilege on their account application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the members of the Huntington Group. Proceeds for redemptions will normally be wired to the shareholder's account with proper authorization (at a domestic commercial bank that is a member of the Federal Reserve System designated by the shareholder in writing) or a check will be sent to the address of record. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Shareholders may redeem Investment Shares of a Fund by sending a written request to the appropriate member of the Huntington Group. The written request should include the shareholder's name, Fund name (designating Investment Shares), the account number, and the Investment Share or dollar amount requested.

  Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Transfer Agent, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

  --a trust company or commercial bank whose deposits are insured by the Bank
      Insurance Fund ("BIF"), which is administered by the FDIC;

  --a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  -- any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

  The Funds do not accept signatures guaranteed by a notary public.

  The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided that Huntington has received payment for Investment Shares from the shareholder. Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

REDEEMING BY CHECK (MONEY MARKET FUNDS ONLY)

  At the shareholder's request, the appropriate member of the Huntington Group will establish a checking account for redeeming Investment Shares of the Money Market Funds. Shareholders may be charged a fee for this service.

  With a Fund checking account, Investment Shares may be redeemed simply by writing a check for $250 or more. The redemption will be made at the applicable net asset value per share on the date that the check is presented to the Fund. A check may not be written to close an account. In addition, if a shareholder wishes to redeem Investment Shares and have the proceeds available, a check may be written and negotiated through the shareholder's local bank. Checks should never be sent to the issuing bank to redeem Investment Shares. Cancelled checks are sent to the shareholder each month.

REDEEMING BY FAX

  Shareholders wishing to expedite the redemption process may Fax a copy of their written request to the appropriate member of the Huntington Group at Fax No. 614-480-4682 (The Huntington Investment Company) or 614-480-5516 (Mutual Fund Services Center). Shareholders redeeming by Fax must call the appropriate member of the Huntington Group to confirm receipt of the written request. See "Redeeming By Telephone" in this Prospectus for a discussion of when shareholders will receive redemption proceeds when redeeming by Fax.

                         SYSTEMATIC WITHDRAWAL PROGRAM

  Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Investment Shares of a particular Fund are redeemed at the applicable net asset value per Investment Share at the time of the withdrawal to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Investment Shares, and the fluctuation of the net asset value of Investment Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Investment Shares of a particular Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Investment Shares of a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through the appropriate member of the Huntington Group. The Trust requires two to three days to process a systematic withdrawal and uses automated clearing house funds, which are transferred electronically and thus have the potential to be uninvested for up to 48 hours.

                          ACCOUNTS WITH LOW BALANCES

  Due to the high cost of maintaining accounts with low balances, a Fund may redeem Investment Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in a Fund's net asset value. Before Investment Shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional Investment Shares to meet the minimum requirement.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Huntington Trust Company, N.A. ("Huntington"), Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. Huntington is an indirect wholly-owned subsidiary of Huntington Bancshares Incorporated, a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. The Trust pays Huntington management fees, computed daily and payable monthly, for each of the Funds at the following annual rates: Money Market Fund and Ohio Municipal Money Market Fund: 0.30% of the first $500 million of average daily net assets of the Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market Fund: 0.20% of the Fund's average daily net assets; Growth Fund and Income Equity Fund: 0.60% of the Fund's average daily net assets; and Mortgage Securities Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund, and Short/Intermediate Fixed Income Securities Fund: 0.50% of the Fund's average daily net assets. Huntington may periodically waive all or a portion of its management fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With $20.8 billion in assets as of December 31, 1996, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington Trust is responsible for $12.0 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

  James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 11 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

  James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since January of 1991. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment activities. He brings more than 14 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

  William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

  Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Short/Intermediate Fixed Income Securities Fund and the Fixed Income Securities Fund since October of 1989. Mr. Geis, a Chartered Financial Analyst, serves as the Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctorate from Capital University.

  Sub-Adviser. Under the terms of a sub-advisory contract between Huntington and Piper, Piper will assist Huntington in the purchase or sale of the Mortgage Securities Fund's portfolio instruments. Huntington pays Piper management fees, computed and paid monthly, for the Mortgage Securities Fund at an annual rate of 0.15% of the Mortgage Securities Fund's average daily net assets.

  Sub-Adviser's Background. Piper, located at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, 55440, was formed in 1985. Piper is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly-held corporation engaged through its subsidiaries in various aspects of the financial services industry. Piper serves as the investment adviser to a number of open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of March 31, 1996, Piper rendered investment advice with regard to approximately $9.3 billion in assets.

  Worth Bruntjen, a Senior Vice President of Piper, has been a senior portfolio manager of the Mortgage Securities Fund since its inception. Mr. Bruntjen is a co-manager of one open-end mutual fund distributed by Piper Jaffray Inc., and three closed-end bond funds listed on the New York Stock Exchange. He is also fixed income manager for a variety of client portfolios, including foundations, pension plans, state funds, and individuals. He is a graduate of the University of Minnesota. Mr. Bruntjen has approximately 29 years of investment experience.

  Bruce D. Salvog, a Senior Vice President of Piper, assists Mr. Bruntjen as a co-manager of the portfolio investments of the Mortgage Securities Fund. Mr. Salvog has been a Senior Vice President of Piper since 1992 and was a portfolio manager at Kennedy Associates, Inc., in Seattle, Washington, from 1984 to 1992. He is also fixed income manager for a variety of client portfolios, including foundations, pension plans, state funds and individuals. He is a graduate of Harvard University and has over 26 years of financial experience.

DISTRIBUTION OF INVESTMENT SHARES

  SEI Financial Services Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of each Fund. It is a Delaware corporation, and is the principal distributor for a number of investment companies.

DISTRIBUTION PLAN

  Each Fund offering Investment Shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides for payments to be made to the Distributor in connection with the provision of certain services (described below) with respect to the Funds' Investment Shares.

  In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Funds. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment

Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchase Investment Shares of the Funds.

  In connection with the provision of the distribution and administrative services described above, the Distributor will pay brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of Investment Shares owned by their customers. For all of the Funds except the Mortgage Securities Fund amounts paid by the Distributor for services rendered with respect to a Fund's Investment Shares will be reimbursed by the Fund in an amount which may not exceed an annual rate of
0.25 of 1% of the average daily net assets attributable to the Fund's Investment Shares held in customer accounts for which brokers, dealers, and administrators provide such services. For the Mortgage Securities Fund, the amounts that may be reimbursed by the Fund may not exceed an annual rate of
0.50 of 1% of the Fund's average daily net assets. Fees under the Distribution Plan with respect to each Fund's Investment Shares are accrued daily, payable quarterly, and calculated on an annual basis.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services performed in connection with the Distribution Plan.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as brokers or dealers pursuant to state law.

  Shareholder Servicing Arrangements. In addition to the fees paid by the Distributor to financial institutions under the Distribution Plan as described above, the Distributor may also pay financial institutions a fee based upon the average net asset value of Investment Shares held by their customers for providing administrative services. This fee, if paid, will be reimbursed by the Huntington and not the Funds.

ADMINISTRATION OF THE FUNDS

  SEI Fund Resources, an affiliate of the Distributor, provides the Funds with certain administrative personnel and services necessary to operate the Funds. For these services, each of the Funds pays a fee, computed and payable daily, to SEI Fund Resources at an annual rate of 0.11% of their average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which Huntington provides certain administrative services to the Funds. The fees paid to Huntington under this agreement are paid by SEI Fund Resources and not by the Funds.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Trust's investments and other assets, except for the Mortgage Securities Fund, where Huntington acts only as custodian. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for each Fund except the Mortgage Securities Fund, for which Huntington receives 2.6 basis points (0.026%) for custody services only. American Data Services, Inc., acts as recordkeeper for the Mortgage Securities Fund, for which it receives an annual fee of $35,000. SEI Fund Resources, serves as the Trust's transfer agent and dividend disbursing agent. SEI Fund Resources has entered into an agreement with State Street Bank and Trust Company and Huntington pursuant to which State Street Bank and Huntington provide certain transfer agency services to the Funds. The fees paid under this agreement are paid by SEI Fund Resources and not by the Funds.

INDEPENDENT ACCOUNTANTS

  Effective in 1997, the independent accountants for the Trust are KPMG Peat Marwick, Columbus, Ohio.

                            DISTRIBUTIONS AND TAXES

MONEY MARKET FUNDS

  All of the net income of both classes of shares of each Money Market Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. A Money Market Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Money Market Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Money Market Fund. Shares purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although none of the Money Market Funds expects to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. Each Money Market Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of each Money Market Fund at $1.00 per share.

OTHER FUNDS

  Dividends, if any, from the investment income of each Fund other than the Money Market Funds are declared and paid monthly to both classes of shares. Distributions resulting from any net realized capital gains of any Fund will be paid at least annually.

DISTRIBUTION OPTIONS

  Shareholders of the Money Market Funds may choose to receive all distributions in cash or to reinvest all distributions in additional Investment Shares of a Fund. Shareholders of other Funds may choose to receive all distributions in cash, to reinvest all distributions in additional Investment Shares, or to reinvest all capital gains distributions in additional Investment Shares and to receive all other distributions in cash. Shareholders may choose a distribution option by selecting the appropriate option on the Account Registration Form or by notifying the appropriate member of the Huntington Group of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Investment Shares of the Fund making the distribution.

FEDERAL INCOME TAXES

  Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  All distributions by a Fund to a shareholder (with the exception of distributions of tax-exempt income by the Ohio Funds and other than long-term capital gain distributions, if any) will be taxable as ordinary income to the extent of a Fund's current and accumulated "earnings and profits." However, shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. The Money Market Funds and the Income Funds do not expect to pay any distributions that would be eligible for the dividends received deduction. If a Fund were to have net long-term capital gains in excess of short-term losses in a particular year, distributions by a Fund of those gains will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held the shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gains dividend on the shares.

  In general, dividends paid by the Ohio Funds that are designated by the Funds as "exempt-interest dividends" will be exempt from federal regular income tax. However, under the Internal Revenue Code of 1986, as amended (the "Code"), dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, must be included as an item of tax preference in computing alternative minimum taxable income for the purpose of determining liability (if any) for the 26%-28% federal alternative minimum tax for individuals and the 20% federal alternative minimum tax for corporations. In addition, exempt-interest dividends paid by the Ohio Funds will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax. Thus, a corporation's alternative minimum tax base would generally be increased by 75% of interest received which is excluded from gross income for regular federal income tax purposes (other than dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference).

  Early in each year each Fund will notify each of its shareholders of the amount and the federal income tax status of the distributions paid or deemed paid to the shareholders by the Fund during the preceding year.

  If a shareholder receives an exempt-interest dividend with respect to a share and holds the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the amount of such exempt-interest dividend. The Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus.

  Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

  Additional information regarding federal income taxes is contained in the Statement of Additional Information. The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations currently in effect. The Code and regulations are subject to change by legislative or administrative action. A Fund's distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser to determine the precise effect of an investment in a Fund on their particular tax situation.

OHIO PERSONAL INCOME TAXES

  Dividends received from the Ohio Funds that are derived from interest on Ohio tax-exempt securities are exempt from the Ohio personal income tax. Specific state statutes authorizing the issuance of certain Ohio tax-exempt securities provide that the interest on and gain from the sale or other disposition of such obligations are exempt from all taxation in the State. Dividends on shares of an Ohio Fund which are attributable to interest on or gain from the sale of obligations issued pursuant to such statutes should be exempt from the Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends or any intangible property, including shares of the Ohio Funds, except that municipalities that taxed the types of intangible income which were not exempt from municipal income taxation on or before April 1, 1986, may tax such intangible income if such a tax was approved by the electors of the municipality in an election held on November 8, 1988. Ohio residents should consult their own tax adviser regarding potential municipal income tax liability in connection with their investment in an Ohio Fund. The description in this paragraph, which is only a summary of the Ohio tax treatment of dividends paid by the Ohio Funds, is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as

Investment Shares and Trust Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Fixed Income Securities Fund, and the Short/ Intermediate Fixed Income Securities Fund.

  Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and, if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As of April 1, 1997, National Financial Services Corp., New York, New York, was the owner of record of approximately 45,114,898 shares (44.0%) and Huntington, acting in various capacities for numerous accounts, was the owner of 24,157,598 (23.6%) of the Investment Shares of the Money Market Fund; as of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 61,293,549 shares (82.7%) of the Investment Shares of the Ohio Municipal Money Market Fund; as of April 1, 1997, William J. Umberg, Cincinnati, OH, was the owner of 5,307 shares (6.2%) and Cincinnati Institute of Fine Arts, Cincinnati, OH, was the owner of 4,619 shares (5.4%) of the Investment Shares of the Fixed Income Securities Fund; as of April 1, 1997, Alex Barna, Shaker Heights, OH, was the owner of 26,703 shares (13.8%) of the Investment Shares of the Mortgage Securities Fund; as of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of 21,621,955 shares (47.6%) and Allied Fidelity Insurance Co., Indianapolis, Indiana was the owner of 3,784,973 shares (8.3%) of the Investment Shares of the U.S. Treasury Market Fund; as of April 1, 1997, Ursula E. M. and William J. Umberg, Cincinnati, OH, was the owner of 9,125 shares (11.1%), Florence M. and Ralph E. Brinkman, Grove City, OH, was the owner of 13,977 shares (16.9%), John W. and Arlene J. Warbritton, Westerville, OH, was the owner of 6,030 shares (7.3%), and Michael M. and Mary Ann Machowsky, Jr., Rossford, OH, was the owner of 4,612 shares (5.6%) of the Investment Shares of the Ohio Tax-Free Fund. Such persons or entities may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 353,829,388 shares (99.9%) of the Trust Shares of the Money Market Fund; 60,342,744 shares (99.9%) of the Trust Shares of the Ohio Municipal Money Market Fund; 493,804,763 shares (99.9%) of the Trust Shares of the U.S. Treasury Money Market Fund; 5,115,049 shares (98.9%) of the Trust Shares of the Growth Fund; 5,774,349 shares (98.8%) of the Trust Shares of the Income Equity Fund; 4,970,340 shares (98.7%) of the Trust Shares of the Mortgage Securities Fund; 2,998,781 shares (98.9%) of the Trust Shares of the Ohio Tax-Free Fund; 6,976,395 shares

(99.5%) of the Trust Shares of the Fixed Income Securities Fund; and 6,230,866 shares (99.2%) of the Trust Shares of the Short/Intermediate Fixed Income Securities Fund, and therefore, may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Funds.

  Each of the Money Market Funds may show its yield and effective yield for both classes of shares. A Money Market Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield.

  Yield for both classes of shares of each of the other Funds is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. With respect to the Ohio Funds, the tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from an Ohio Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to an Ohio Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. In addition, the sales load applicable to Investment Shares of the Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Income Equity Fund, Short/Intermediate

Fixed Income Securities Fund, and Fixed Income Securities Fund also contributes to a lower total return for such Funds' Investment Shares. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on a Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of a Fund's portfolio, and the operating expenses of a Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington Investment Company, Huntington Center, 41 South High Street, Columbus, Ohio 43287.

                            OTHER CLASSES OF SHARES

  Each of the Funds also offers another class of shares called Trust Shares. Trust Shares are sold through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of The Huntington Trust Company, N.A. or its affiliates or correspondent banks. Trust Shares are sold at net asset value and are subject to a minimum initial investment of $1,000.

  Investment Shares and Trust Shares of any Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between a Fund's Investment Shares and Trust Shares may affect the performance of each class.

  Investors may obtain information about Trust Shares by contacting The Huntington Trust Company Mutual Fund Services Center at: (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

                  PENDING LEGAL PROCEEDINGS RELATING TO PIPER

  A number of complaints and arbitrations have been filed against Piper relating to several other investment companies for which Piper acts or has acted as investment adviser or subadviser. These lawsuits and arbitrations do not involve the Mortgage Securities Fund. Piper and its affiliate, Piper Jaffray Companies, Inc., have also been subject to regulatory inquiries related to various funds or assets managed by Piper. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. Piper does not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect upon its ability to perform under its agreement with Huntington. See "Pending Litigation Relating to Piper" in the Combined Statement of Additional Information.

                                  APPENDIX I

  Rule 2a-7, as amended, defines the terms NRSRO, Eligible Securities, Unrated Securities, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

  A summary of those definitions follows.

  NRSRO is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. (While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.)

  ELIGIBLE SECURITIES are defined as those with a remaining maturity of 397 or less days and which (i) have a short-term rating in one of the two highest rating categories by an NRSRO (e.g. A-1/P-1 or A-2/P-2 by Standard & Poor's and Moody's, respectively), (ii) securities that are comparable in priority and security to other short-term debt of the issuer having a short-term rating in one of the two highest rating categories or (iii) Unrated Securities that are of comparable quality. A long-term security without a short-term rating but with a long-term rating below the two highest rating categories (i.e., a rating of A or below) is not an Eligible Security.

  UNRATED SECURITIES include (i) securities that do not have a current short-term rating and that are not comparable in priority or security to another class of the issuer's securities having a short-term rating and (ii) securities that do have a rating, but are subject to an external credit support agreement that was not in effect when the rating was assigned.

  FIRST TIER SECURITY means any Eligible Security which has, or is comparable to short-term debt of the issuer having, the highest short-term rating by any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer. If only one NRSRO has issued a rating with respect to such security, it must be the highest short-term rating given by such NRSRO.

  SECOND TIER SECURITY means any Eligible Security that is not a First Tier Security.

Investment Adviser
--------------------------------------------------------------------------------
The Huntington Trust Company, N.A.
Huntington Center
Columbus, OH  43287
1-800-253-0412

Administrator
--------------------------------------------------------------------------------
SEI Fund Resources
One Freedom Valley Road
Oaks, PA 19456

Distributor
--------------------------------------------------------------------------------
SEI Financial Services Company
One Freedom Valley Road
Oaks, PA 19456

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

609409875 609409784
609409807 609409834
609409768 609409826
609409743 609409750
609409842 1032204A-R 14, 95
                         LOGO


                                   M logo FPO


                               The Monitor Funds

                              MARBLE SCREEN F.P.O.

Investment Shares

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
The Monitor Money Market Fund
The Monitor Ohio Municipal Money Market Fund
The Monitor U.S. Treasury Money Market Fund

EQUITY FUND
--------------------------------------------------------------------------------
The Monitor Growth Fund
The Monitor Income Equity Fund

INCOME FUNDS
--------------------------------------------------------------------------------
The Monitor Mortgage Securities Fund
The Monitor Ohio Tax-Free Fund
The Monitor Fixed Income Securities Fund
The Monitor Short/Intermediate Fixed Income Securities Fund

April 30, 1997

    ART

                                  PROSPECTUS
                                April 30, 1997

  The Monitor Funds, a Massachusetts business trust (the "Trust"), consists of nine series (the "Funds") which have different investment objectives and policies. All of the Funds offer two classes of shares: Trust Shares and Investment Shares. Investors may purchase Trust Shares in each of the Funds through procedures established by SEI Financial Services Company (the "Distributor"), the Trust's distributor, in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers by The Huntington Trust Company, N.A., or its affiliates or correspondent banks. The different Funds for which Trust Shares are available through this Prospectus include:
                       MONEY MARKET FUNDS--TRUST SHARES
The Monitor Money Market Fund The Monitor Ohio Municipal Money Market Fund The
                    Monitor U.S. Treasury Money Market Fund
                          EQUITY FUNDS--TRUST SHARES
            The Monitor Growth Fund The Monitor Income Equity Fund
                          INCOME FUNDS--TRUST SHARES
    The Monitor Mortgage Securities Fund The Monitor Ohio Tax-Free Fund The Monitor Fixed Income Securities Fund The Monitor Short/Intermediate Fixed
                            Income Securities Fund
  This Prospectus relates only to Trust Shares of the Funds. This Prospectus sets forth concisely what a shareholder should know before investing in Trust Shares of any of the Funds and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Trust Shares and Investment Shares has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION CALL THE MUTUAL FUND SERVICES CENTER AT: (IN OHIO) 614-480-5580 OR (OUTSIDE THE 614 AREA CODE) 800-253-0412.

                      THE HUNTINGTON TRUST COMPANY, N.A.
                              Investment Adviser
                              SEI FUND RESOURCES
                                 Administrator
                        SEI FINANCIAL SERVICES COMPANY
                                  Distributor
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE HUNTINGTON TRUST COMPANY, N.A., NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COR-PORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN IN-VESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCI-PAL. EACH MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT EACH MONEY MARKET FUND WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY........................................................................1
FEE TABLE AND EXAMPLE..........................................................3
FINANCIAL HIGHLIGHTS...........................................................4
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.................................10
MONEY MARKET FUNDS............................................................10
 Money Market Fund............................................................10
 Ohio Municipal Money Market Fund.............................................11
 U.S. Treasury Money Market Fund..............................................13
EQUITY FUNDS..................................................................14
 Growth Fund..................................................................14
 Income Equity Fund...........................................................14
INCOME FUNDS..................................................................14
 Mortgage Securities Fund.....................................................15
 Ohio Tax-Free Fund...........................................................20
 Fixed Income Securities Fund.................................................21
 Short/Intermediate Fixed Income Securities Fund..............................21
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES................21
 Ohio Tax-Exempt Securities...................................................21
 Non-Diversification..........................................................22
 Defensive Investment Strategies..............................................22
 Options and Futures Contracts................................................22
 Foreign Investments..........................................................24
 Repurchase Agreements........................................................24
 When-Issued and Delayed Delivery Transactions................................25
 Lending of Portfolio Securities..............................................25
INVESTMENT RESTRICTIONS.......................................................26
                                                                            PAGE

HOW THE FUNDS VALUE THEIR SHARES..............................................26
HOW TO BUY TRUST SHARES.......................................................27
 Minimum Investment Required..................................................28
 Systematic Investment Program................................................28
HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS..................................28
HOW TO REDEEM TRUST SHARES....................................................29
 Redeeming By Telephone.......................................................29
 Redeeming By Mail............................................................30
MANAGEMENT OF THE TRUST.......................................................31
 Distribution of Trust Shares.................................................33
 Administration of the Funds..................................................33
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......33
 Independent Accountants......................................................33
DISTRIBUTIONS AND TAXES.......................................................33
 Money Market Funds...........................................................33
 Other Funds..................................................................34
 Distribution Options.........................................................34
 Federal Income Taxes.........................................................34
 Ohio Personal Income Taxes...................................................35
ORGANIZATION OF THE TRUST.....................................................36
 Voting Rights................................................................36
PERFORMANCE DATA AND COMPARISONS..............................................37
SHAREHOLDER INQUIRIES.........................................................38
OTHER CLASSES OF SHARES.......................................................38
PENDING LEGAL PROCEEDINGS RELATING TO PIPER...................................39
APPENDIX I....................................................................39

                                    SUMMARY

  The Trust, a management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated February 10, 1987. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this Prospectus, the Board of Trustees has established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Fixed Income Securities Fund, and the Short/Intermediate Fixed Income Securities Fund. All of the portfolios of the Trust, with the exception of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, are diversified. This Prospectus relates solely to the Trust Shares of each Fund as set forth below.

  As of the date of this Prospectus, the Trust is comprised of the following nine Funds:

  MONEY MARKET FUNDS--TRUST SHARES

    MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments;

    OHIO MUNICIPAL MONEY MARKET FUND--seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity by investing in Ohio tax-exempt securities;

    U.S. TREASURY MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations;

  EQUITY FUNDS--TRUST SHARES

    GROWTH FUND--seeks to achieve long-term capital appreciation by investing primarily in equity securities;

    INCOME EQUITY FUND--seeks to achieve high current income and moderate appreciation of capital by investing in income-producing equity securities;

  INCOME FUNDS--TRUST SHARES

    MORTGAGE SECURITIES FUND--seeks to achieve current income by investing in mortgage securities and in U.S. Government securities;

    OHIO TAX-FREE FUND--seeks to provide current income exempt from federal income tax and Ohio personal income taxes by investing in Ohio tax-exempt securities;

    FIXED INCOME SECURITIES FUND--seeks to achieve high current income by investing in fixed income securities where the average maturity of the Fund will not exceed 10 years; and

    SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND--seeks to achieve current income by investing in fixed income securities with a maximum maturity for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years.

  For information on how to purchase Trust Shares of any of the Funds, please refer to "How to Buy Trust Shares." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments in a Fund must be in amounts of at least $500. Trust Shares of each Fund are sold and redeemed at net asset value. Information on redeeming shares may be found under "How to Redeem Trust Shares." The Funds are advised by The Huntington Trust Company, N.A. In addition, Piper Capital Management Incorporated ("Piper"), a wholly-owned subsidiary of Piper Jaffray Companies Inc., serves as sub-adviser to the Mortgage Securities Fund.

  RISK FACTORS. Investors should be aware of the following general observations. There can be no assurance that a Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates ("interest rate risk"). Shareholders of the Ohio Municipal Money Market Fund may be subject to the federal alternative minimum tax on that part of the Funds' dividends derived from interest on certain municipal securities. IN ADDITION, THE OHIO MUNICIPAL MONEY MARKET FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF OHIO OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF OHIO AND THEREFORE AN INVESTMENT IN THAT FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. One or more Funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges, investing in foreign securities, and purchasing securities on a when-issued or delayed delivery basis, including the use of "dollar rolls." These investments and investment techniques may increase the volatility of a Fund's net asset value. Their risks are described under "Additional Information on Portfolio Investments and Strategies." The Mortgage Securities Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. The Mortgage Securities Fund may purchase mortgage-related securities including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying assets and, as a result, the prices of such securities may be highly volatile.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Trust Shares will bear, either directly or indirectly.

ANNUAL TRUST SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              TOTAL TRUST SHARES
                                  NET                         OPERATING EXPENSES
                               MANAGEMENT 12B-1     OTHER     NET OF ANY WAIVERS
                                FEES (1)   FEES  EXPENSES (2) OR REIMBURSEMENTS
                               ---------- ------ ------------ ------------------
Money Market Fund............    0.30%     None     0.23%           0.53%
Ohio Municipal Money Market
Fund (3)*....................    0.25%     None     0.24%           0.49%
U.S. Treasury Money Market
Fund ........................    0.20%     None     0.22%           0.42%
Growth Fund..................    0.60%     None     0.23%           0.83%
Income Equity Fund...........    0.60%     None     0.22%           0.82%
Mortgage Securities Fund
(4)*.........................    0.30%     None     0.37%           0.67%
Ohio Tax-Free Fund...........    0.50%     None     0.26%           0.76%
Fixed Income Securities Fund.    0.50%     None     0.24%           0.74%
Short/Intermediate Fixed
Income Securities Fund.......    0.50%     None     0.22%           0.72%

--------
(1)Fees paid by each Fund for investment advisory services. See "Management of the Trust."
(2)Includes administration fees. See "Management of the Trust--Administration of the Funds."
(3) The Total Trust Shares Operating Expenses for the Ohio Municipal Money Market Fund would have been 0.54%, absent the voluntary waiver of management fees. The maximum management fee for Ohio Municipal Money Market Fund is 0.30%.
(4) The Total Trust Shares Operating Expenses for the Mortgage Securities Fund in the table above are different than those incurred during the fiscal year ending December 31, 1996 due to a reduction, subsequent to December 31, 1996, in the level of fee waiver. Absent the voluntary waiver of the management fee, the total fund operating expenses would be 0.87%. The maximum management fee is 0.50%.
*The adviser can terminate its voluntary waiver at any time at its sole discretion.

EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Fund..............................   $5     $17     $30     $ 66
Ohio Municipal Money Market Fund...............   $5     $16     $27     $ 62
U.S. Treasury Money Market Fund................  $ 4     $13     $24     $ 53
Growth Fund....................................  $ 8     $26     $46     $103
Income Equity Fund.............................  $ 8     $26     $46     $101
Mortgage Securities Fund.......................  $ 7     $21     $37     $ 83
Ohio Tax-Free Fund.............................  $ 8     $24     $42     $ 94
Fixed Income Securities Fund...................  $ 8     $24     $41     $ 92
Short/Intermediate Fixed Income Securities
 Fund..........................................  $ 7     $23     $40     $ 89

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Trust Shares will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996, is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF    TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN+ EXPENSES
---------------------------------------------------------------------------------
TRUST SHARES
MONEY MARKET
1987*           $1.00     $0.04         $(0.04)        $1.00    3.38%    0.49%(a)
1988             1.00      0.07          (0.07)         1.00    7.45%    0.45%
1989             1.00      0.09          (0.09)         1.00    9.13%    0.50%
1990             1.00      0.08          (0.08)         1.00    8.10%    0.47%
1991             1.00      0.06          (0.06)         1.00    5.85%    0.50%
1992             1.00      0.03          (0.03)         1.00    3.44%    0.50%
1993             1.00      0.03          (0.03)         1.00    2.74%    0.51%
1994             1.00      0.04          (0.04)         1.00    3.86%    0.51%
1995             1.00      0.05          (0.05)         1.00    5.58%    0.53%
1996             1.00      0.05          (0.05)         1.00    5.01%    0.53%
OHIO MUNICIPAL MONEY MARKET
1987**          $1.00     $0.02         $(0.02)        $1.00    2.14%    0.50%(a)
1988             1.00      0.05          (0.05)         1.00    4.89%    0.52%
1989             1.00      0.06          (0.06)         1.00    6.01%    0.52%
1990             1.00      0.05          (0.05)         1.00    5.43%    0.60%
1991             1.00      0.04          (0.04)         1.00    4.07%    0.58%
1992             1.00      0.03          (0.03)         1.00    2.61%    0.49%
1993             1.00      0.02          (0.02)         1.00    2.08%    0.45%
1994             1.00      0.02          (0.02)         1.00    2.41%    0.45%
1995             1.00      0.04          (0.04)         1.00    3.57%    0.42%
1996             1.00      0.03          (0.03)         1.00    3.14%    0.42%
U.S. TREASURY MONEY MARKET
1989***         $1.00     $0.02         $(0.02)        $1.00    1.37%    0.38%(a)
1990             1.00      0.07          (0.07)         1.00    7.97%    0.44%
1991             1.00      0.05          (0.05)         1.00    5.66%    0.44%
1992             1.00      0.03          (0.03)         1.00    3.43%    0.41%
1993             1.00      0.03          (0.03)         1.00    2.77%    0.40%
1994             1.00      0.04          (0.04)         1.00    3.79%    0.42%
1995             1.00      0.05          (0.05)         1.00    5.53%    0.43%
1996             1.00      0.05          (0.05)         1.00    4.98%    0.42%

-------------------------------------------------------------------------------
  * Reflects operations for the period from June 11, 1987 (date of initial public investment) to December 31, 1987.
 **Reflects operations for the period from June 10, 1987 (date of initial public investment) to December 31, 1987.
*** Reflects operations for the period from October 2, 1989 (date of initial public investment) to December 31, 1989.
  + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   NET                                 NET ASSETS,
INVESTMENT     EXPENSE WAIVER/        END OF PERIOD
  INCOME       REIMBURSEMENT(B)       (000 OMITTED)
---------------------------------------------------
6.76%(a)               --               $303,798
7.24%                  --                295,414
8.75%                  --                327,419
7.79%                  --                313,436
5.74%                  --                335,751
3.38%                  --                291,818
2.70%                0.02%               337,276
3.75%                0.02%               287,805
5.44%                0.03%               296,764
4.90%                  --                337,962
4.33%(a)               --                $72,001
4.76%                  --                 70,370
5.85%                  --                 71,527
5.33%                  --                 72,105
4.00%                0.02%                54,873
2.60%                0.14%                48,893
2.07%                0.20%                40,141
2.40%                0.19%                39,624
3.52%                0.20%                56,551
3.10%                0.12%                56,654
7.58%(a)             0.05%(a)            $62,499
7.68%                  --                149,066
5.52%                  --                130,302
3.34%                  --                146,453
2.74%                0.01%               231,123
3.76%                0.02%               256,538
5.40%                0.03%               277,142
4.87%                  --                474,593

---------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996, is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
TRUST SHARES
GROWTH
1989*          $20.00     $0.33        $0.59        $0.92         $(0.31)              --             --
1990            20.61      0.50        (0.47)        0.03          (0.51)              --             --
1991            20.13      0.53         4.74         5.27          (0.54)          $(0.06)        $(0.02)
1992            24.78      0.56         1.36         1.92          (0.55)           (0.39)            --
1993            25.76      0.46         0.44         0.90          (0.47)           (0.02)            --
1994            26.17      0.39         0.21         0.60          (0.40)           (0.07)            --
1995            26.30      0.43         7.62         8.05          (0.43)           (3.11)            --
1996            30.81      0.40         4.72         5.12          (0.40)           (1.56)            --
INCOME EQUITY
1989*          $20.00     $0.50        $0.17        $0.67         $(0.42)              --             --
1990            20.25      0.80        (2.57)       (1.77)         (0.88)              --             --
1991            17.60      0.71         3.31         4.02          (0.72)              --             --
1992            20.90      0.75         0.79         1.54          (0.74)              --             --
1993            21.70      0.74         1.57         2.31          (0.74)          $(0.06)            --
1994            23.21      0.88        (1.29)       (0.41)         (0.87)              --             --
1995            21.93      0.94         5.34         6.28          (0.96)              --             --
1996            27.25      1.00         3.51         4.51          (1.00)           (0.50)            --

-------------------------------------------------------------------------------
   * Reflects operations for the period from July 3, 1989 (date of initial public investment) to December 31, 1989.
  + Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Average commission rate paid per share for securities purchases and sales during the period. Presentation of the rate is only required beginning in fiscal 1996.

               NET ASSET                                                   NET ASSETS,
                VALUE,                           NET                         END OF    PORTFOLIO  AVERAGE
    TOTAL       END OF    TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER  COMMISSION
DISTRIBUTIONS   PERIOD   RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE     RATE(C)
-----------------------------------------------------------------------------------------------------------
   $(0.31)      $20.61     4.63%     0.95%(a)    3.24%(a)        --          $24,457       14%        n/a
    (0.51)       20.13     0.16%     1.00%       2.58%           --           36,253       18%        n/a
    (0.62)       24.78    26.47%     0.93%       2.33%         0.02%          71,451       13%        n/a
    (0.94)       25.76     7.88%     0.91%       2.25%         0.01%          90,096       36%        n/a
    (0.49)       26.17     3.53%     0.84%       1.79%         0.04%         109,576       29%        n/a
    (0.47)       26.30     2.28%     0.88%       1.52%         0.04%         103,463       42%        n/a
    (3.54)       30.81    30.75%     0.86%       1.34%         0.05%         143,421       37%        n/a
    (1.96)       33.97    16.72%     0.83%       1.20%           --          175,764       21%     $0.045
   $(0.42)      $20.25     3.39%     0.92%(a)    5.13%(a)        --          $35,215       29%        n/a
    (0.88)       17.60    (8.86%)    0.94%       4.43%           --           45,468       66%        n/a
    (0.72)       20.90    23.20%     0.93%       3.67%           --           79,908       25%        n/a
    (0.74)       21.70     7.49%     0.85%       3.53%         0.01%          95,182       22%        n/a
    (0.80)       23.21    10.85%     0.82%       3.29%           --          135,618       10%        n/a
    (0.87)       21.93    (1.82%)    0.84%       3.91%           --          115,399       50%        n/a
    (0.96)       27.25    29.26%     0.82%       3.85%           --          141,892       17%        n/a
    (1.50)       30.26    16.88%     0.82%       3.50%           --          172,767       25%     $0.035

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1996, has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1996, is included in the Trust's 1996 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
TRUST SHARES
OHIO TAX-FREE
1988*          $20.00     $0.22        $(0.05)      $0.17         $(0.22)            --             --
1989            19.95      1.20          0.23        1.43          (1.15)            --             --
1990            20.23      1.11          0.12        1.23          (1.15)            --             --
1991            20.31      1.05          0.74        1.79          (1.05)            --             --
1992            21.05      0.98          0.26        1.24          (0.98)            --             --
1993            21.31      0.96          0.73        1.69          (0.96)            --             --
1994            22.04      0.99         (1.55)      (0.56)         (0.98)            --             --
1995            20.50      1.01          1.27        2.28          (1.01)            --             --
1996            21.77      1.01         (0.28)       0.73          (1.01)            --             --
FIXED INCOME SECURITIES
1989**         $20.00     $0.60         $0.02       $0.62         $(0.60)            --             --
1990            20.02      1.44         (0.03)       1.41          (1.48)            --             --
1991            19.95      1.43          1.65        3.08          (1.35)         $(0.10)           --
1992            21.58      1.37         (0.02)       1.35          (1.47)          (0.12)         $(0.02)
1993            21.32      1.28          0.88        2.16          (1.39)          (0.06)           --
1994            22.03      1.28         (2.28)      (1.00)         (1.34)            --             --
1995            19.69      1.34          2.09        3.43          (1.34)            --             --
1996            21.78      1.34         (0.83)       0.51          (1.35)            --             --
MORTGAGE SECURITIES
1992***(c)     $10.00     $0.63         $0.29       $0.92         $(0.61)         $(0.04)           --
1993(c)         10.27      1.50         (0.28)       1.22          (1.46)          (0.10)           --
1994(c)          9.93      0.89         (3.19)      (2.30)         (0.93)            --           $(0.01)
1995(c)          6.69      0.55          1.46        2.01          (0.55)            --            (0.06)
1996(c)          8.09      0.55         (0.04)       0.51          (0.54)            --             --
SHORT/INTERMEDIATE FIXED INCOME SECURITIES
1989**         $20.00     $0.72         $0.05       $0.77         $(0.66)            --             --
1990            20.11      1.50          0.10        1.60          (1.54)            --             --
1991            20.17      1.49          1.14        2.63          (1.51)         $(0.11)         $(0.03)
1992            21.15      1.36         (0.09)       1.27          (1.36)          (0.32)          (0.11)
1993            20.63      1.19          0.31        1.50          (1.31)          (0.25)           --
1994            20.57      1.13         (1.33)      (0.20)         (1.23)            --             --
1995            19.14      1.18          1.21        2.39          (1.18)            --             --
1996            20.35      1.17         (0.37)       0.80          (1.19)            --             --
------------------------------------------------------------------------------------------------------------

*Reflects operations for the period from October 18, 1988 (date of initial public investment) to December 31, 1988.
**Reflects operations for the period from July 3, 1989 (date of initial public investment) to December 31, 1989.
***Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
+ Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

                                                                            NET ASSETS,
               NET ASSET                          NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------------------------------------------------------------------------------------------
   $(0.22)       $19.95     0.59%    0.88%(a)     5.42%(a)        --          $15,724      76%
    (1.15)        20.23     7.37%    0.87%        5.88%           --           28,040      86%
    (1.15)        20.31     6.28%    0.91%        5.59%           --           29,886       5%
    (1.05)        21.05     9.06%    0.90%        5.13%           --           38,112      13%
    (0.98)        21.31     6.04%    0.91%        4.62%           --           47,557       3%
    (0.96)        22.04     8.08%    0.82%        4.39%         0.04%          59,541       2%
    (0.98)        20.50    (2.57%)   0.77%        4.68%         0.04%          56,469      12%
    (1.01)        21.77    11.35%    0.78%        4.74%         0.08%          59,869      13%
    (1.01)        21.49     3.48%    0.76%        3.49%           --           64,799       6%
   $(0.60)       $20.02     3.14%    0.88%(a)     7.14%(a)        --          $26,502      19%
    (1.48)        19.95     7.49%    0.82%        7.56%           --           38,131       7%
    (1.45)        21.58    16.13%    0.90%        7.12%           --           54,525      21%
    (1.61)        21.32     6.54%    0.83%        6.49%           --           87,107      15%
    (1.45)        22.03    10.32%    0.74%        5.87%         0.04%         112,103       7%
    (1.34)        19.69    (4.62%)   0.75%        6.26%         0.04%         119,117      23%
    (1.34)        21.78    17.95%    0.77%        6.41%         0.05%         141,423      20%
    (1.35)        20.94     2.56%    0.74%        6.39%           --          144,038      16%
   $(0.65)       $10.27     9.12%    0.58%(a)    10.60%(a)      0.19%(a)      $90,677      50%
    (1.56)         9.93    12.10%    0.78%       14.20%         0.04%          90,461     154%
    (0.94)         6.69   (24.59%)   0.88%       11.16%         0.12%          54,164      91%
    (0.61)         8.09    31.10%    0.49%        7.29%         0.63%          52,667     194%
    (0.54)         8.06     6.56%    0.67%        6.86%         0.29%          39,566      90%
   $(0.66)       $20.11     3.91%    0.76%(a)     7.54%(a)        --          $84,702      24%
    (1.54)        20.17     8.34%    0.74%        7.59%           --          104,218      20%
    (1.65)        21.15    13.62%    0.78%        7.23%           --          101,519      50%
    (1.79)        20.63     6.25%    0.74%        6.44%           --          123,400      41%
    (1.56)        20.57     7.43%    0.71%        5.70%           --          123,897      24%
    (1.23)        19.14    (0.98%)   0.72%        5.76%           --          125,112      38%
    (1.18)        20.35    12.81%    0.74%        5.93%           --          133,951      40%
    (1.19)        19.96     4.08%    0.72%        5.83%           --          125,514      39%
-------------------------------------------------------------------------------------------------

++Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of the various Funds are described below. There can, of course, be no guarantee that a Fund will achieve its investment objective.

  Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees"). Except with respect to borrowing money or downgrades of securities in the Money Market Funds, any percentage limitation on a Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by The Huntington Trust Company, N.A., in managing the Funds' investments, see the Appendix to the Statement of Additional Information.

                              MONEY MARKET FUNDS

  Each of the Money Market Funds described below is designed for investors seeking current income with stability of principal. The Money Market Funds intend to limit their investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Money Market Funds which in some instances restrict a Money Market Fund's investment policies. These risk limiting conditions include the following:

 . The Money Market Funds must limit their investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (For an explanation of some of the terms defined by Rule 2a-7, see Appendix I to this Prospectus.)

 . Each Money Market Fund (except the Ohio Municipal Money Market Fund) must limit investments in "Second Tier Securities" to 5% of total assets and 1% of total assets in the securities of a single Second Tier issuer.

 . The Money Market Funds may invest without limit in "First Tier Securities" subject to the 5% issuer diversification limitation where applicable. In addition, the portfolio investments of each Money Market Fund must have a maturity of 397 days or less from the time of purchase by a Money Market Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of each Money Market Fund's portfolio must not exceed 90 days. Of course, a Money Market Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

MONEY MARKET FUND

  The objective of the Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments. The Money Market Fund's portfolio investments may include:

  (a) obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

  (b)commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees;

  (c)negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);

  (d)corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees; and

  (e)repurchase agreements and master demand notes.

  RESTRICTED AND ILLIQUID SECURITIES. The Money Market Fund intends to invest in restricted securities. Restricted securities are any securities in which the Money Market Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Money Market Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

  The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Huntington, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.

OHIO MUNICIPAL MONEY MARKET FUND

  The objective of the Ohio Municipal Money Market Fund is to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity. As a fundamental policy, the Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Ohio Municipal Money Market Fund invests primarily in Ohio tax-exempt securities which, under normal market conditions, will comprise at least 65% of its assets. Ohio tax-exempt securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies, or financing authorities of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income taxes imposed by the State of Ohio. Examples of tax-exempt securities include, but are not limited to:

  .tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  .bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

  .municipal commercial paper and other short-term notes;

  .variable rate demand notes;

  .municipal bonds (including bonds having serial maturities and pre-funded bonds); and

  .participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Ohio Municipal Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Ohio Municipal Money Market Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Ohio Municipal Money Market Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Ohio Municipal Money Market Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  CREDIT ENHANCEMENT. Certain of the portfolio investments of the Ohio Municipal Money Market Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Municipal Money Market Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Municipal

Money Market Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. The Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities which are credit-enhanced by foreign or domestic banks. Changes in credit quality of these banking institutions could cause losses to the Fund and affect its share price.

  DEMAND FEATURES. The Ohio Municipal Money Market Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Ohio Municipal Money Market Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. The Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income taxes and at least 65% of its assets are invested in securities the income from which is exempt from Ohio personal income taxes. However, from time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Ohio Municipal Money Market Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

  Although the Ohio Municipal Money Market Fund is permitted to make taxable, temporary investments that may have Ohio state tax implications, there is no current intention of generating income subject to federal regular or Ohio personal income taxes.

U.S. TREASURY MONEY MARKET FUND

  The objective of the U.S. Treasury Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. At least 65% of the U.S. Treasury Money Market Fund's total assets will be invested in Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury, and repurchase agreements with respect to such obligations.

                                 EQUITY FUNDS

GROWTH FUND

  The objective of the Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. Equity securities in which the Growth Fund may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants. The Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Growth Fund's common stock selection emphasizes those companies which Huntington believes have characteristics such as above average earnings and dividend growth, superior balance sheets, and potential for capital gains, but its investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Growth Fund will invest in large and medium-sized capitalization growth companies which provide these financial and growth characteristics. In managing the investments of the Growth Fund, Huntington seeks to purchase equity securities whose potential for capital gains is balanced by an ability to better withstand overall downward market movements. As a matter of fundamental policy, under normal market conditions, the Growth Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Growth Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INCOME EQUITY FUND

  The objective of the Income Equity Fund is to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities. Consistent with this objective, the Income Equity Fund may invest in preferred stocks, in securities convertible into or exchangeable for common stocks and securities which Huntington believes have common stock characteristics, such as rights and warrants. The Income Equity Fund may invest in foreign securities and, subject to its investment restrictions, in securities restricted as to resale under federal securities laws. As a matter of fundamental policy, under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Income Equity Fund may invest up to 35% of its assets in debt securities rated investment grade or better. The Income Equity Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

                                 INCOME FUNDS

  The investment objectives and policies of the Income Funds are described below. Each of the Income Funds invests primarily in debt securities. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Thus, a decrease in interest rates will generally result in an increase in the values of debt securities held by an Income Fund. Conversely, during periods of rising interest rates, the values of an Income Fund's assets will generally decline. The values of such securities are also affected by changes in the financial condition of their issuers. Changes in the values of an Income Fund's securities will not generally affect the income derived from such securities but will affect an Income Fund's net asset value.

MORTGAGE SECURITIES FUND

  The investment objective of the Mortgage Securities Fund is current income. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in mortgage-related securities issued by the U.S. Government, government-related entities, and private entities. These mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets, and, as a result, the prices of such securities may be highly volatile.

  The Mortgage Securities Fund may invest up to 35% of the value of its total assets in:

    (i) non-mortgage related securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

    (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC"); and

    (iii) commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

  The Mortgage Securities Fund will attempt to maintain a dollar-weighted average portfolio life of more than three years but no more than ten years. In order to maintain a dollar-weighted average portfolio life, Huntington will monitor the prepayment experience of the underlying mortgage pools of the mortgage-related securities and will purchase and sell securities in the portfolio to shorten or lengthen the average life of the portfolio, as appropriate.

  It is important to understand that, while a valuable measure, average life is based on certain assumptions and has several limitations. It is most useful as a measure of the repayment of principal when interest rate changes are small. In addition, average life is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial average life calculation, thereby shortening the average life of the Fund's mortgage-related securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the average life of such securities. For these reasons, the average lives of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

  The portfolio turnover rate of the Mortgage Securities Fund may exceed 100%, which is higher than the portfolio turnover rate of most mutual funds. However, the Adviser does not expect the portfolio turnover rate of the Mortgage Securities Fund to exceed 200%. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Mortgage Securities Fund's ability to sell securities in some circumstances when the security has been held for less than three (3) months. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

  Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

  Mortgage Pass-Through Securities. The mortgage pass-through securities in which the Mortgage Securities Fund invests provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Mortgage Securities Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

  Adjustable Rate Mortgage Securities. The Mortgage Securities Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

  Collateralized Mortgage Obligations. The Mortgage Securities Fund may invest in CMOs (collateralized mortgage obligations and multi-class pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. Government or CMOs issued by private organizations which are rated AAA by an NRSRO.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  The Mortgage Securities Fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased to attempt to protect against a reduction in the income earned on investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

  Stripped Mortgage-Backed Securities. Some of the mortgage-related securities purchased by the Mortgage Securities Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Mortgage Securities Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Mortgage Securities Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated by an NRSRO. In view of these considerations, Huntington or Piper intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Mortgage Securities Fund's portfolio, while continuing to pursue current income.

  U.S. Government Securities. The U.S. Government securities in which the Mortgage Securities Fund invests are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. Investments in U.S. Government securities are limited to:

  (a)direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b)notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank;

     The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a)the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b)the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c)the credit of the agency or instrumentality.

  Short-Term Trading. The Mortgage Securities Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Mortgage Securities Fund engages in short-term trading, such activities will cause it to pay greater mark-up charges. The Mortgage Securities Fund's portfolio turnover rate is set forth in "Financial Highlights."

  Investment Risks. The Mortgage Securities Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

  The Mortgage Securities Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is "prepaid" earlier than expected. The Mortgage Securities Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the
Fund:

  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, Mortgage Securities Fund's income will be reduced; and

  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Mortgage Securities Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Mortgage Securities Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed above, may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

OHIO TAX-FREE FUND

  The objective of the Ohio Tax-Free Fund is to provide current income exempt from federal income tax and Ohio personal income taxes. The Ohio Tax-Free Fund will attempt to achieve its objective by investing in Ohio tax-exempt securities. "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. As a matter of fundamental policy, under normal market conditions at least 80% of the Ohio Tax-Free Fund's net assets will be invested in Ohio tax-exempt securities. In addition, the Ohio Tax-Free Fund will not, as a matter of fundamental policy, invest in securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Ohio Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  The Ohio Tax-Free Fund will only invest in Ohio tax-exempt securities that are rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. Based on current market conditions, it is anticipated that the dollar-weighted average portfolio maturity will be between four and seven years. Under normal market conditions, the Ohio Tax-Free Fund will not invest in obligations with a remaining maturity of more than 15 years at the time of purchase.

  The Ohio Tax-Free Fund may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

  From time to time, the Ohio Tax-Free Fund may invest in obligations the interest on which is subject to federal income tax or Ohio personal income taxes pending investment in Ohio tax-exempt securities or for liquidity purposes. The Ohio Tax-Free Fund may also hold a portion of its assets in cash or money market instruments, the interest on which may not be exempt from federal or Ohio income taxes.

  Credit Enhancement. Certain of the portfolio investments of the Ohio Tax-Free Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Tax-Free Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Tax-Free Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

FIXED INCOME SECURITIES FUND

  The objective of the Fixed Income Securities Fund is to achieve high current income through investment in fixed income securities where the average maturity of the Fixed Income Securities Fund will not exceed 10 years. The Fixed Income Securities Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, nonconvertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Fixed Income Securities Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. As a matter of fundamental policy, under normal market conditions, the Fixed Income Securities Fund will invest at least 65% of its assets in fixed income securities. The Fixed Income Securities Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

  The objective of the Short/Intermediate Fixed Income Securities Fund is to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. The Short/Intermediate Fixed Income Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Short/Intermediate Fixed Income Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds and non-convertible fixed-income European Currency Unit bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington. As a matter of fundamental policy, under normal market conditions the Short/Intermediate Fixed Income Fund will invest at least 65% of its assets in fixed income securities. The Short/Intermediate Fixed Income Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

OHIO TAX-EXEMPT SECURITIES

  The two principal classifications of Ohio tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  The economy of Ohio, while diversifying more into the service area, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. Ohio's economy, including particularly an unemployment rate usually somewhat higher than the national average, has had varying effects on the different geographic areas of the State and the political subdivisions located in such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio tax-exempt securities in an Ohio Fund, as defined below, or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio tax-exempt securities.

NON-DIVERSIFICATION

  The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") are non-diversified Funds under the 1940 Act, which means that they may invest their assets in the obligations of fewer issuers than would be the case if they were "diversified". The Ohio Funds' ability to invest a relatively high percentage of their assets in the securities of a limited number of issuers involves an increased risk of loss to an Ohio Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Ohio Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of each Ohio Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Ohio Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

OPTIONS AND FUTURES CONTRACTS (ALL FUNDS OTHER THAN THE MONEY MARKET FUNDS)

  A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases a Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on its securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of the security above the exercise price of the option. When it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A Fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A Fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities which a Fund owns or expects to purchase. A Fund may also purchase and sell put and call options on index futures or directly on the underlying indices for hedging purposes. In addition, a Fund may purchase and sell futures contracts and related options on individual debt securities which a Fund owns or expects to purchase, if and when such futures contracts and options become available.

  In connection with its futures transactions, a Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. A Fund will not generally purchase or sell futures contracts or purchase or sell options on futures contracts if as a result the sum of initial margin deposits on a Fund's existing futures contracts and options written by a Fund plus premiums paid for outstanding options on futures contracts purchased by a Fund, would exceed 5% of a Fund's net assets.

  Options and futures transactions involve various risks, including the risk that a Fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that Huntington or its Subadviser may not forecast market movements correctly. Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies by a Fund is dependent upon, among other things, a Fund's ability to terminate options and futures positions at times when Huntington or its Subadviser deems it desirable to do so. Although a Fund will enter into an options or futures contract position only if Huntington or its Subadviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a Fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Funds generally expect that their options and futures transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") market. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Huntington to forecast market movements correctly.

  For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

FOREIGN INVESTMENTS

  Except as otherwise limited in this Prospectus, a Fund may invest some or all of its assets in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

  In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

  A Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with its foreign investments.

  A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Certain securities in which a Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

  A Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

  In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Mortgage Securities Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Mortgage Securities Fund gives up the right to receive principal and interest paid on the securities sold. However, the Mortgage Securities Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Mortgage Securities Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Mortgage Securities Fund will hold and maintain in a segregated account until the settlement date, cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Piper's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Mortgage Securities Fund while remaining substantially fully invested increases the amount of its assets that are subject to market risk to an amount that is greater than its net asset value, which could result in increased volatility of the price of its shares. The Mortgage Securities Fund may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, a Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. A Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed with respect to any Fund only by a vote of a majority of the outstanding shares of that Fund.

  No Fund will:

  (1)Except for the Ohio Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations);

  (2)Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Ohio Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than an Ohio state-wide, national or international development, affecting one such obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (3)Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and OTC options; and

  (4)Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness.

                       HOW THE FUNDS VALUE THEIR SHARES

  Each Money Market Fund attempts to stabilize the net asset value of its Trust Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Trust Share is determined by adding the interest of the Trust Shares in the value of all securities and other assets of a Money Market Fund, subtracting the interest of the Trust Shares in the liabilities of a Money Market Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. A Money Market Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The net asset value for Trust Shares of each of the other Funds is determined by adding the interest of the Trust Shares in the market value of all securities and other assets of a Fund, subtracting the interest of the Trust Shares in the liabilities of a Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. The net asset value of a Fund's Trust Shares will differ from that of Investment Shares due to the expense of the Rule 12b-1 fee applicable to a Fund's Investment Shares.

  Securities for which market quotations are readily available are stated at market value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates market value. Debt securities for which market quotations are not readily available will be valued on the basis of valuations provided by pricing services approved by the Trustees. Pricing services often use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. All other Fund assets are valued at their fair value following procedures approved by the Trustees.

  The Money Market Funds calculate net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. The other Funds calculate net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern
Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                            HOW TO BUY TRUST SHARES

  Investors may purchase Trust Shares in each of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks (collectively, the "Banks"). State securities laws may require banks and financial institutions purchasing shares for their customers to register as brokers pursuant to such laws. Trust Shares of each Fund are purchased at the appropriate net asset value per Trust Share next determined after the order is transmitted to the Funds' transfer agent, SEI Fund Resources (the "Transfer Agent"). Trust Shares in each Money Market Fund other than the Ohio Municipal Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day; Trust Shares in the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Trust Shares purchased after such time begin earning dividends on the following day.

  Trust Shares will normally be held in the name of the Bank effecting the purchase on the shareholder's behalf, and it is the Bank's responsibility to transmit purchase or redemption orders to the Transfer Agent. Shareholders will receive a confirmation of each transaction in their account, which will show the total number of Trust Shares of each Fund owned. The Funds will not issue certificates representing Trust Shares.

  If a shareholder pays for Trust Shares by check and the check does not clear, the purchase will be cancelled, and such shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Trust Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. For more information or assistance regarding the purchase of Trust Shares of any Fund, call the Mutual Fund Services Center at (in Ohio) 614-480-5580, or (outside the 614 Area Code) 800-253-0412.

  From time to time, the Trust may temporarily suspend the offering of shares of one or more of the Funds or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of any such Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Trust Shares of a Fund is $1,000. Subsequent investments in a Fund may be made at any time in amounts of at least $500.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Trust Shares of a Fund may add to their investment on a regular basis in minimum amounts of at least $50. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Trust Shares of a Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by contacting the Mutual Fund Services Center.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

                 HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS

  Shareholders may exchange Trust Shares in any Fund for Trust Shares in any other Fund at the respective net asset values per Trust Share next determined after receipt of the request in good order. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. Exchange requests received prior to 4:00 p.m. (Eastern Time) will be effected at the next determined net asset value per Trust Share as of that Business Day. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected at the next determined net asset value per Trust Share on the following Business Day. Holders of Trust Shares automatically receive the Trust's telephone exchange service unless they have instructed their Bank to the contrary. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  1.By Phone:Mutual Fund Services Center (in Ohio) 614-480-5580 (outside the
                 614 Area Code) 800-253-0412

  2.By Mail:The Huntington Trust Company, N.A. 41 South High Street (HC 1116)
                 Columbus, OH 43287 Attn: Mutual Fund Services Center

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Trust Shares are involved), (2) the name(s) and address on the shareholder account,
(3) the account number, (4) the dollar amount or number of Trust Shares to be exchanged, and (5) the Fund into which the Trust Shares are to be exchanged. Written exchange requests must be endorsed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

                          HOW TO REDEEM TRUST SHARES

  Shareholders may redeem all or any portion of the Trust Shares in their account on any Business Day at the appropriate net asset value per Trust Share next determined after a redemption request in proper form is received by the Transfer Agent. As described below, shareholders may redeem Trust Shares by telephone or in writing, and may receive redemption proceeds by wire.

  If an investor purchases Trust Shares by check and wishes to redeem those Trust Shares before the check has cleared, the Trust may delay payment of any redemption proceeds until the check clears. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  Telephone requests for redemption may be made by calling the Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

  Shareholders of the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund who request a redemption before 10:30 a.m. (Eastern Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day. Telephone requests for redemptions in the Income and Equity Funds must be received prior to 4:00 p.m. (Eastern Time) to receive that day's net asset value and the redemption proceeds will be paid in federal funds, normally on the next Business Day.

  Holders of Trust Shares automatically receive the Trust's telephone redemption service unless they have instructed their Bank to the contrary. Because telephone redemption requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission. Anyone making a telephone redemption request must furnish (1) the name and address of record of the registered owner(s), (2) the account number, (3) the amount to be withdrawn, and (4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareholder(s) and mailed to the last address of record. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Redemption requests may be made by writing The Huntington Trust Company, N.A., 41 South High Street (HC 1116), Columbus, Ohio 43287, Attention: Mutual Fund Services Center. Written redemption requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees, and guardians.

Signatures on written redemption requests must be guaranteed by:

  --a trust company or commercial bank whose deposits are insured by the Bank
    Insurance Fund ("BIF"), which is administered by the FDIC;

  --a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  --any other "eligible guarantor institution," as defined in the Securities
    Exchange Act of 1934.

  The Funds do not accept signatures guaranteed by a notary public.

  The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

  Redemptions with a value of up to $100,000 will be wired at a shareholder's request, and a separate charge for this service may apply. Redemption proceeds may be wired to any bank account specified by the shareholder in writing. If a shareholder requests a wire transfer by telephone, redemption proceeds may be wired only to the bank previously designated by the shareholder or otherwise designated by the shareholder in writing as described below. If a shareholder has authorized expedited wire redemption, Trust Shares will be redeemed at the appropriate net asset value per Trust Share next determined after receipt of the request, and the proceeds normally will be sent to the designated bank account the following Business Day. In other circumstances, redemption proceeds will normally be wired within seven days. The proceeds from the redemption of Shares purchased by check are not available, and the shares may not be exchanged, until the check has cleared. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with the shareholder's signature guaranteed) to The Huntington

Trust Company, N.A., 41 South High Street (HC 1131), Columbus, Ohio 43287,
Attention: Mutual Fund Services Center.

  If a shareholder owns fewer shares of a Fund than the minimum amount set by the Trustees due to shareholder redemptions (presently, shares with a value of $1,000 or less), the Trust may redeem those shares and forward the redemption proceeds to the shareholder. A shareholder will receive at least 30 days' written notice before the Trust redeems shares, and an additional purchase of shares of the appropriate Fund can be made to avoid redemption. This requirement does not apply because of changes to the Fund's net asset value.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Huntington Trust Company, N.A. ("Huntington"), Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. Huntington is an indirect wholly-owned subsidiary of Huntington Bancshares Incorporated, a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. The Trust pays Huntington management fees, computed daily and payable monthly, for each of the Funds at the following annual rates: Money Market Fund and Ohio Municipal Money Market Fund: 0.30% of the first $500 million of average daily net assets of the Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market Fund: 0.20% of the Fund's average daily net assets; Growth Fund and Income Equity Fund: 0.60% of the Fund's average daily net assets; and Mortgage Securities Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund: 0.50% of the Fund's average daily net assets. Huntington may periodically waive all or a portion of its management fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With $20.8 billion in assets as of December 31, 1996, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington Trust is responsible for $12.0 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

  James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 11 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

  James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since January of 1991. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment activities. He brings more than 14 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

  William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

  Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Short/Intermediate Fixed Income Securities Fund and the Fixed Income Securities Fund since October of 1989. Mr. Geis, a Chartered Financial Analyst, serves as Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctorate from Capital University.

  Sub-Adviser. Under the terms of a sub-advisory contract between Huntington and Piper, Piper will assist Huntington in the purchase or sale of the Mortgage Securities Fund's portfolio instruments. Huntington pays Piper management fees, computed and paid monthly, for the Mortgage Securities Fund at an annual rate of 0.15% of the Mortgage Securities Fund's average daily net assets.

  Sub-Adviser's Background. Piper, located at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55440, was formed in 1985. Piper is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation engaged through its subsidiaries in various aspects of the financial services industry. Piper serves as the investment adviser to a number of open-end and closed-end investments companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of March 31, 1996, Piper rendered investment advice with regard to approximately $9.3 billion in assets.

  Worth Bruntjen, a Senior Vice President of Piper, has been a senior portfolio manager of the Mortgage Securities Fund since its inception. Mr. Bruntjen is a co-manager of one open-end mutual fund distributed by Piper Jaffray Inc., and three closed-end bond funds listed on the New York Stock Exchange. He is also fixed income manager for a variety of client portfolios, including foundations, pension plans, state funds, and individuals. He is a graduate of the University of Minnesota. Mr. Bruntjen has approximately 29 years of investment experience.

  Bruce D. Salvog, a Senior Vice President of Piper, assists Mr. Bruntjen as a co-manager of the portfolio investments of the Mortgage Securities Fund. Mr. Salvog has been a Senior Vice President of Piper since 1992 and was a portfolio manager at Kennedy Associates, Inc., in Seattle, Washington, from 1984 to 1992. He is also fixed income manager for a variety of client portfolios, including foundations, pension plans, state funds and individuals. He is a graduate of Harvard University and has over 26 years of financial experience.


DISTRIBUTION OF TRUST SHARES

  SEI Financial Services Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of each Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

ADMINISTRATION OF THE FUNDS

  SEI Fund Resources, an affiliate of the Distributor, provides certain administrative personnel and services necessary to operate the Funds. For these services, each of the Funds pays a fee, computed and payable daily, to SEI Fund Resources at an annual rate of 0.11% of their average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which Huntington provides certain administrative services to the Funds. The fees paid to Huntington under this agreement are paid by SEI Fund Resources and not by the Funds.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Trust's investments and other assets, except for the Mortgage Securities Fund, where Huntington acts only as custodian. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for each Fund except the Mortgage Securities Fund, for which Huntington receives 2.6 basis points (0.026%) for custody services only. American Data Services, Inc., acts as recordkeeper for the Mortgage Securities Fund for which it receives an annual fee of $35,000. SEI Fund Resources serves as the Trust's transfer agent and dividend disbursing agent. SEI Fund Resources has entered into an agreement with State Street Bank and Trust Company and Huntington, pursuant to which State Street Bank and Huntington provide certain transfer agency services to the Funds. The fees paid under this agreement are paid by SEI Fund Resources and not by the Funds.

INDEPENDENT ACCOUNTANTS

  Effective in 1997, the independent accountants for the Trust are KPMG Peat Marwick, Columbus, Ohio.

                            DISTRIBUTIONS AND TAXES

MONEY MARKET FUNDS

  All of the net income of both classes of shares of each Money Market Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. A Money Market Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Money Market Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Money Market Fund. Shares purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although none of the Money Market Funds expects to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. Each Money Market Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of each Money Market Fund at $1.00 per share.

OTHER FUNDS

  Dividends, if any, from the investment income of each Fund other than the Money Market Funds are declared and paid monthly to both classes of shares. Distributions resulting from any net realized capital gains of any Fund will be paid at least annually.

DISTRIBUTION OPTIONS

  Shareholders of the Money Market Funds may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of a Fund. Shareholders of other Funds may choose to receive all distributions in cash, to reinvest all distributions in additional Trust Shares, or to reinvest all capital gains distributions in additional Trust Shares and to receive all other distributions in cash. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund making the distribution.

FEDERAL INCOME TAXES

  Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  All distributions by a Fund to a shareholder (with the exception of distributions of tax-exempt income by the Ohio Funds and other than long-term capital gains distributions, if any) will be taxable as ordinary income to the extent of a Fund's current and accumulated "earnings and profits." However, shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. The Money Market Funds and the Income Funds do not expect to pay any distributions that would be eligible for the dividends received deduction. If a Fund were to have net long-term capital gains in excess of short-term losses in a particular year, distributions by a Fund of those gains will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held the shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gains dividend on the shares.

  In general, dividends paid by the Ohio Funds that are designated by the Funds as "exempt-interest dividends" will be exempt from federal regular income tax. However, under the Internal Revenue Code of 1986, as amended (the "Code"), dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, must be included as an item of tax preference in computing alternative minimum taxable income for the purpose of determining liability (if any) for the 26%-28% federal alternative minimum tax for individuals and the 20% federal alternative minimum tax for corporations. In addition, exempt-interest dividends paid by the Ohio Funds will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax. Thus, a corporation's alternative minimum tax base would generally be increased by 75% of interest received which is excluded from gross income for regular federal income tax purposes (other than dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference).

  Early in each year each Fund will notify each of its shareholders of the amount and the federal income tax status of the distributions paid or deemed paid to the shareholders by the Fund during the preceding year.

  If a shareholder receives an exempt-interest dividend with respect to a share and holds the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the amount of such exempt-interest dividend. The Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus.

  Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

  Additional information regarding federal income taxes is contained in the Statement of Additional Information. The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations currently in effect. The Code and regulations are subject to change by legislative or administrative action. A Fund's distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser to determine the precise effect of an investment in a Fund on their particular tax situation.

OHIO PERSONAL INCOME TAXES

  Dividends received from the Ohio Funds that are derived from interest on Ohio tax-exempt securities are exempt from the Ohio personal income tax. Specific state statutes authorizing the issuance of certain Ohio tax-exempt securities provide that the interest on and gain from the sale or other disposition of such obligations are exempt from all taxation in the State. Dividends on shares of an Ohio Fund which are attributable to interest on or gain from the sale of obligations issued pursuant to such statutes should be exempt from the Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends or any intangible property including shares of the Ohio Funds, except that municipalities that taxed the types of intangible income which were not exempt from municipal income taxation on or before April 1, 1986, may tax such intangible income if such a tax was approved by the electors of the municipality in an election held on November 8, 1988. Ohio residents should consult their own tax adviser regarding potential municipal income tax liability in connection with their investment in an Ohio Fund. The description in this paragraph, which is only a summary of the Ohio tax treatment of dividends paid by the Ohio Funds, is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Fixed Income Securities Fund, and the Short/ Intermediate Fixed Income Securities Fund.

  Trust Shares and Investment Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 353,829,388 shares (99.9%) of the Trust Shares of the Money Market Fund; 60,342,744 shares (99.9%) of the Trust Shares of the Ohio Municipal Money Market Fund; 493,804,763 shares (99.9%) of the Trust Shares of the U.S. Treasury Money Market Fund; 5,115,049 shares (98.9%) of the Trust Shares of the Growth Fund; 5,774,349 shares (98.8%) of the Trust Shares of the Income Equity Fund; 4,970,340 shares (98.7%) of the Trust Shares of the Mortgage Securities Fund; 2,998,781 shares (98.9%) of the Trust Shares of the Ohio Tax-Free Fund; 6,976,395 shares (99.5%) of the Trust Shares of the Fixed Income Securities Fund; and 6,230,866 shares (99.2%) of the Trust Shares of the Short/Intermediate Fixed Income Securities Fund, and therefore, may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As of April 1, 1997, National Financial Services Corp., New York, New York, was the owner of record of approximately 45,114,898 shares (44.0%) and Huntington, acting in various capacities for numerous accounts, was the owner of 24,157,598 shares (23.6%) of the Investment Shares of the

Money Market Fund; as of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 61,293,549 shares (82.7%) of the Investment Shares of the Ohio Municipal Money Market Fund; as of April 1, 1997, William J. Umberg, Cincinnati, OH, was the owner of 5,307 shares (6.2%) and Cincinnati Institute of Fine Arts, Cincinnati, OH, was the owner of 4,619 shares (5.4%) of the Investment Shares of the Fixed Income Securities Fund; as of April 1, 1997, Alex Barna, Shaker Heights, OH, was the owner of 26,703 Shares (13,8%) of the Investment Shares of the Mortgage Securities Fund; as of April 1, 1997, Huntington, acting in various capacities for numerous accounts, was the owner of 21,621,955 shares (47.6%) and Allied Fidelity Insurance Co., Indianapolis, Indiana, was the owner of 3,784,973 shares (8.3%) of the Investment Shares of the U.S. Treasury Money Market Fund; as of April 1, 1997, Ursula E.M. and William J. Umberg, Cincinnati, OH, was the owner of 9,125 shares (11.1%), Florence M. and Ralph
E. Brinkman, Grove City, OH, was the owner of 13,977 shares (16.9%), John W. and Arlene J. Warbritton, Westerville, OH, was the owner of 6,030 shares (7.3%), and Michael M. and Mary Ann Machowsky, Jr., Rossford, OH, was the owner of 4,612 shares (5.6%) of the Investment Shares of the Ohio Tax-Free Fund. Such persons or entities may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Funds.

  Each of the Money Market Funds may show its yield and effective yield for both classes of shares. A Money Market Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Money Market Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield.

  Yield for both classes of shares of each of the other Funds is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. With respect to the Ohio Funds, the tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from an Ohio Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to an Ohio Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. In addition, the sales load applicable to Investment Shares of the Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund also contributes to a lower total return for such Funds' Investment Shares. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on a Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of a Fund's portfolio, and the operating expenses of a Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington Trust Company N.A., Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Mutual Fund Services Center.

                            OTHER CLASSES OF SHARES

  Each of the Funds also offers another class of shares called Investment Shares. Investment Shares are sold primarily through The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center pursuant to respective agreements between The Huntington Investment Company or The Huntington Trust Company, N.A. and the Distributor. Investment Shares are sold at net asset value plus, in the case of the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Fixed Income Securities Fund and the Short/Intermediate Fixed Income Securities Fund, an applicable sales charge. Purchases of Investment Shares are subject to a minimum initial investment of $1,000.

  Trust Shares and Investment Shares of any Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between a Fund's Trust Shares and Investment Shares may affect the performance of each class.

  Investors may obtain information about Investment Shares by contacting The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center at 614/480-5580 (in Ohio) or 800/253-0412 (outside the 614 Area Code).

                  PENDING LEGAL PROCEEDINGS RELATING TO PIPER

  A number of complaints and arbitrations have been filed against Piper relating to several other investment companies for which Piper acts or has acted as investment adviser or subadviser. These lawsuits and arbitrations do not involve the Mortgage Securities Fund. Piper and its affiliate, Piper Jaffray Companies, Inc., have also been subject to regulatory inquiries related to various funds or assets managed by Piper. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. Piper does not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect upon its ability to perform under its agreement with Huntington. See "Pending Litigation Relating to Piper" in the Combined Statement of Additional Information.

                                  APPENDIX I

  Rule 2a-7, as amended, defines the terms NRSRO, Eligible Securities, Unrated Securities, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

  A summary of those definitions follows.

  NRSRO is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. (While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.)

  ELIGIBLE SECURITIES are defined as those with a remaining maturity of 397 days or less and which (i) have a short-term rating in one of the two highest rating categories by an NRSRO (e.g. A-1/P-1 or A-2/P-2 by Standard & Poor's and Moody's, respectively), (ii) securities that are comparable in priority and security to other short-term debt of the issuer having a short-term rating in one of the two highest rating categories or (iii) Unrated Securities that are of comparable quality. A long-term security without a short-term rating but with a long-term rating below the two highest rating categories (i.e. a rating of A or below) is not an Eligible Security.

  UNRATED SECURITIES include (i) securities that do not have a current short-term rating and that are not comparable in priority or security to another class of the issuer's securities having a short-term rating and (ii) securities that do have a rating, but are subject to an external credit support agreement that was not in effect when the rating was assigned.

  FIRST TIER SECURITY means any Eligible Security which has, or is comparable to short-term debt of the issuer having, the highest short-term rating by any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer. If only one NRSRO has issued a rating with respect to such security it must be the highest short-term rating given by such NRSRO.

  SECOND TIER SECURITY means any Eligible Security that is not a First Tier Security.

Investment Adviser
-------------------------------------------------------------------------------
The Huntington Trust Company, N.A.
Huntington Center
Columbus, OH  43287
1-800-253-0412

Administrator
-------------------------------------------------------------------------------
SEI Fund Resources
One Freedom Valley Road
Oaks, PA 19456

Distributor
-------------------------------------------------------------------------------
SEI Financial Services Company
One Freedom Valley Road
Oaks, PA 19456

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

609409107 609409776
609409305 609409404
609409503 609409800
609409602 609409883
609409701 1032203A-R 15, 95
                         LOGO


                                  M logo FPO


The Monitor Funds

                             MARBLE SCREEN F.P.O.


Trust Shares

MONEY MARKET FUNDS
-------------------------------------------------------------------------------
The Monitor Money Market Fund
The Monitor Ohio Municipal Money Market Fund
The Monitor U.S. Treasury Money Market Fund

EQUITY FUNDS
-------------------------------------------------------------------------------
The Monitor Growth Fund
The Monitor Income Equity Fund

INCOME FUNDS
-------------------------------------------------------------------------------
The Monitor Mortgage Securities Fund
The Monitor Ohio Tax-Free Fund
The Monitor Fixed Income Securities Fund
The Monitor Short/Intermediate
 Fixed Income Securities Fund

April 30, 1997

    ART

                               The Monitor Funds

                      Investment Shares and Trust Shares
                                      of
                         The Monitor Money Market Fund
                 The Monitor Ohio Municipal Money Market Fund
                  The Monitor U.S. Treasury Money Market Fund
                            The Monitor Growth Fund
                        The Monitor Income Equity Fund
                     The Monitor Mortgage Securities Fund
                        The Monitor Ohio Tax-Free Fund
                   The Monitor Fixed Income Securities Fund
          The Monitor Short/Intermediate Fixed Income Securities Fund


                                   Form N-1A
                                   (Part B)

                 Combined Statement of Additional Information



This Statement of Additional Information contains information which may be of interest to investors in The Monitor Funds (the "Trust") but which is not included in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the respective Prospectus for Trust Shares or Investment Shares of the Trust dated April 30, 1997. This Statement should be read together with the applicable Prospectus. Investors may obtain a free copy of a Prospectus by calling the Mutual Fund Services Center: (in Ohio) 614/480-5580 or (outside the 614 Area Code) 800/253-0412.

                                April 30, 1997

Table of Contents


Definitions..................................................................  1

Investment Objectives and Policies
of the Trust.................................................................  1
  Foreign Securities.........................................................  1
  Shares of Other Mutual Funds...............................................  2
  Securities Loans...........................................................  2
  When-Issued and Delayed
    Delivery Transactions....................................................  2
  Ohio Tax-Exempt Securities.................................................  2
  Mortgage-Related Securities................................................  4
  Options on Securities......................................................  5
  Risk Factors in Options Transactions.......................................  6
  Futures Contracts..........................................................  7
  Special Risks of Transactions in
    Futures Contracts and Related Options.................................... 10
  Foreign Currency Transactions.............................................. 11
  Zero-Coupon Securities..................................................... 13

Investment Restrictions...................................................... 14
  Portfolio Turnover......................................................... 16

Management of the Trust...................................................... 16
  Trustees and Officers...................................................... 16
  Fund Ownership............................................................. 18
  Trustees Compensation...................................................... 19
  Investment Adviser......................................................... 20
  Glass-Steagall Act......................................................... 21
  Portfolio Transactions..................................................... 22
  Brokerage and Research Services............................................ 22
  Administrator.............................................................. 23
  Sub-Administrator.......................................................... 24
  Distributor................................................................ 24
  The Distribution Plan...................................................... 24

Determination of Net Asset Value............................................. 25

Additional Purchase Information -
Payment in Kind.............................................................. 26

Taxes........................................................................ 27
  Federal Income Taxation.................................................... 27
  Ohio Income Taxation....................................................... 29

Dividends and Distributions.................................................. 29
  Money Market Funds......................................................... 29
  Other Funds................................................................ 30

Performance Information...................................................... 30
  Money Market Funds......................................................... 30
  Other Funds................................................................ 31
  Tax-Equivalent Yield....................................................... 32
  Tax-Equivalency Tables..................................................... 33

Custodian.................................................................... 34

Transfer Agent and Dividend
Disbursing Agent............................................................. 34

Independent Accountants...................................................... 35

Additional Information About the
Trust and Its Shares......................................................... 35
  Shareholder Inquiries...................................................... 35
  Pending Litigation Relating to Piper....................................... 35

Financial Statements......................................................... 36

Appendix..................................................................... 37

Definitions
--------------------------------------------------------------------------------

"Funds"                    --   Each of the nine separate investment portfolios
                                of the Trust.

"Trust"                    --   The Monitor Funds.

"Huntington"               --   The Huntington Trust Company, N.A., the Trust's
                                investment adviser and sub-administrator.

"1940 Act"                 --   The Investment Company Act of 1940, as amended.

"SEI Administrative"       --   SEI Fund Resources, the Trust's administrator.

"Prospectus"               --   Each of the separate Prospectuses for the Trust
                                Shares and the Investment Shares of the Funds.

"SEI Financial Services"   --   SEI Financial Services Company, the Trust's
                                distributor.

The Trust consists of nine separate investment portfolios (the "Funds") with separate investment objectives and policies. All of the Funds are offered in two classes, Investment Shares and Trust Shares. The investment objectives and policies of each of the Funds of the Trust are described in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement relates to both Trust Shares and Investment Shares. A Fund's Trust Shares and Investment Shares may be hereinafter referred to collectively as "shares". Capitalized terms used but not defined herein have the meanings as set forth in the Prospectus.

Investment Objectives and Policies of the Trust
--------------------------------------------------------------------------------

Except as described below under "Investment Restrictions" or as otherwise indicated, the investment policies described in the Prospectus and in this Statement are not fundamental.

The investment practices and techniques described below may be used by certain of the Funds. See the Prospectus to determine whether a particular Fund may engage in any such practice or technique.

Foreign Securities

Except as otherwise limited by a Fund's investment objective and policies as described in the Prospectus, a Fund may invest in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of a Fund, will be held by the Trust's custodian or by a subcustodian. For information regarding transactions relating to foreign currency exchange rates, see "Foreign Currency Transactions" below.

Shares of Other Mutual Funds

Each of the Growth Fund, the Fixed Income Securities Fund, the Mortgage Securities Fund, and the Short/ Intermediate Fixed Income Securities Fund may invest up to 5% of its total assets in the shares of money market mutual funds (other than the Trust's Money Market Funds) for liquidity purposes. The Ohio Municipal Money Market Fund may also invest up to 5% of its total assets in the shares of one or more tax-exempt money market mutual funds for liquidity purposes. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly. Under the 1940 Act, a Fund may not invest more than 5% of its total assets in the shares of any one mutual fund, nor may a Fund own more than 3% of the shares of any one fund; in addition, although each Fund intends to limit its investments in mutual funds to no more than 5% of total assets, under the 1940 Act, no more than 10% of a Fund's total assets may be invested at any one time in the shares of other funds.

Securities Loans

In order to generate additional income, a Fund may make secured loans of its portfolio securities amounting to not more than 20% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans may be made to brokers, dealers or financial institutions pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government obligations at least equal at all times to 102% of the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. With the exception of the Mortgage Securities Fund, which may invest a percentage of its total assets in securities purchased on a when-issued or delayed delivery basis which is disclosed in the Prospectus, a Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Ohio Tax-Exempt Securities

As used in this Statement, the term "Ohio tax-exempt securities" refers to debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities, and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. Ohio tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio tax-exempt securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

In addition, the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") may invest in certain debt obligations known as "private activity bonds" (or "industrial development bonds" under prior federal law) so long as, in the case of the Ohio Tax-Free Fund, the interest therefrom is not treated as a preference item for purposes of the federal alternative minimum tax. Private activity bonds and industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Ohio Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users, for whom dividends attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Ohio Funds.

The two principal classifications of Ohio tax-exempt securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue securities and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the private user (and any guarantor). The Ohio Funds may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of tax collection, revenue receipts or bond sales to finance various public purposes.

Prices and yields on Ohio tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions and are not absolute standards of quality. Ohio tax-exempt securities with the same maturity, interest rate and rating may have different yields while tax-exempt obligations of the same maturity and interest rate with different ratings may have the same yield.

Obligations of issuers of Ohio tax-exempt securities and notes are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Ohio Funds' Ohio tax-exempt securities in the same manner.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Ohio Funds may invest in Ohio tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio tax-exempt securities will to the same extent as interest on such Ohio tax-exempt securities be exempt from federal regular income tax and Ohio personal income taxes and as to the Ohio Tax-Free Fund not treated as a preference item for purposes of the federal alternative minimum tax. The Ohio Funds may also invest in Ohio tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Ohio tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Ohio Funds in connection with the arrangement. The Ohio Funds will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio tax-exempt securities in which it holds such participation interest is exempt from federal regular income tax and Ohio personal income taxes and as to the Ohio Tax-Free Fund not treated as a preference item for purposes of the federal alternative minimum tax.

Risk considerations. Since the Ohio Funds invest primarily in Ohio tax-exempt securities, the value of the Funds' shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio tax-exempt securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of Ohio state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio tax-exempt securities may be affected from time to time by economic, political and demographic conditions within the State. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio tax-exempt securities may also affect the ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio tax-exempt security or a provider of credit enhancement for such security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio tax-exempt security and could affect adversely the values of other Ohio tax-exempt securities as well. The Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities that are credit-enhanced by domestic or foreign banks. Changes in credit quality of these banking institutions could cause losses to this Fund and effect its share price.

Mortgage-Related Securities

A Fund may invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), in other mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or those issued by nongovernmental entities, and in collateralized mortgage obligations.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA or by government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-related securities may also be assembled and sold by nongovernment entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Options on Securities

Writing covered options. A Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Huntington such transactions are consistent with the Fund's investment objectives and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event that option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a Fund's options strategies depends on the ability of Huntington to forecast interest rate and market movements. For example, if a Fund were to write a call option based on Huntington's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on Huntington's expectations that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when Huntington deems it desirable to do so. Although a Fund will take an option position only if Huntington believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Huntington will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Huntington to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Huntington believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Huntington may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Futures Contracts

Futures on debt securities and related options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when Huntington expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to Huntington's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

U.S. Treasury security futures contracts and options. If a Fund invests in tax-exempt securities issued by a governmental entity, the Fund may purchase and sell futures contracts and related options on US. Treasury securities when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at anytime during the period of the option. Successful use of U.S. Treasury security futures contracts by a Fund is subject to Huntington's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the Fund's tax-exempt securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury securities futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio. Huntington will seek to reduce this risk by monitoring movements in Markets for US. Treasury security futures and options and for tax-exempt securities closely. A Fund will only purchase or sell Treasury security futures or related options when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in tax-exempt securities in which the Fund invests.

Index futures contracts and options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

A Fund will purchase and sell index futures in order to hedge its investments. To hedge its investments successfully, however, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, US. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. Huntington will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Huntington's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Huntington may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the US. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts') and purchase and sell foreign currency futures contracts. For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by it are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Forward foreign currency exchange contracts and foreign currency futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although it is intended that a Fund will purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. Ln such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign currency options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Huntington believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread') between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Zero-Coupon Securities

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus') of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and

Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities.' Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.
Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.


Investment Restrictions
--------------------------------------------------------------------------------

Without a vote of a majority of the outstanding shares of a Fund, the Trust shall not take any of the following actions with respect to such Fund:

(1) Except for the Ohio Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

(2)  Purchase more than 10% of the voting securities of any issuer.

(3) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Ohio Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than an Ohio state-wide, national or international development, affecting one such obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

(4) Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

(5) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% of the value of its net assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options.

(6) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness.

(7) Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.

(8) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

(10) Purchase securities on or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

(11) Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

(12) Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, the Funds may lend their portfolio securities to brokers, dealers or other institutional investors deemed by Huntington, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% of the value of the total assets of the Funds and the loan is collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

(13) Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the Investment Company Act of 1940 and exemptive Rules or Orders thereunder.

(14) Issue senior securities.

(15) Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the investment adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to Section 12(d)(1) of the Investment Company Act of 1940.

All percentage limitations on investments will apply at the time of the making of an investment and should not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Turnover

The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 1995 and 1996, the portfolio turnover rates for each of the following Funds were as follows:


   Fund                                                1995   1996
   ----                                                ----   ----
   Growth Fund......................................    37%    21%
   Income Equity Fund...............................    17%    25%
   Mortgage Securities Fund.........................   194%    90%
   Ohio Tax-Free Fund...............................    13%     6%
   Fixed Income Securities Fund.....................    20%    16%
   Short/Intermediate Fixed Income Securities Fund..    40%    39%


During the fiscal year ended December 31, 1995, the Mortgage Securities Fund's portfolio turnover rate was substantially higher than in previous years, due primarily to a restructuring of the portfolio that the Subadviser deemed necessary. The portfolio turnover rate of the Mortgage Securities Fund may exceed 100%, which is higher than the portfolio turnover rate of most mutual funds. However, the Adviser does not expect the portfolio turnover rate of the Mortgage Securities Fund to exceed 200%. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Mortgage Securities Fund's ability to sell securities in some circumstances when the security has been held for less than three (3) months. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.


Management of the Trust
--------------------------------------------------------------------------------

Trustees and Officers

Trustees and officers of the Trust and their principal occupations during the past five years are as set forth below.

                                              Positions Held   Principal Occupations
Name                                          With The Trust   During Past Five Years
------------------------------------------------------------------------------------------------------------------------

David S. Schoedinger                          Trustee          Chairman of the Board, Schoedinger Funeral Service;
229 East State Street                                          President of Schoedinger Financial Services, Inc.;
Columbus, Ohio                                                 Past President, Board of Directors of National Selected
Birthdate: November 27, 1942                                   (1992-1993).
------------------------------------------------------------------------------------------------------------------------
John M. Shary                                 Trustee          Former Member, Business Advisory Board, DPEC-Data
3097 Walden Ravine                                             Processing Education Corp.; Member, Business Advisory
Columbus, Ohio 43321                                           Board, Hublink, Inc.; Former Member, Business Advisory
Birthdate: November 30, 1930                                   Board, Miratel Corporation; Member, Board of Directors,
                                                               Applied Information Technology Research Center (1988-
                                                               1992); Member, Board of Directors, AIT (1987-1992); Chief


                                                               Financial Officer of OCLC Online Computer Library
                                                               Center, Inc. (1972-1992).
------------------------------------------------------------------------------------------------------------------------------
William R. Wise                               Trustee          Formerly, Corporate Director of Financial Services and
613 Valley Forge Court                                         Treasurer, Childrens Hospital, Columbus, Ohio; Associate
Westerville, Ohio                                              Executive Director and Treasurer, Childrens Hospital,
Birthdate: October 20, 1931                                    Columbus, Ohio (1985-1989).
------------------------------------------------------------------------------------------------------------------------------
Richard Sisson                                Trustee          Senior Vice President for New Academic Affairs and Provost,
4250 Dublin Road                                               The Ohio State University (1993-Present); Senior Vice
Columbus, Ohio 43210                                           Chancellor for Academic Affairs, UCLA (1991-1993).
Birthdate: October 16, 1936
------------------------------------------------------------------------------------------------------------------------------
David G. Lee                                  President and    Senior Vice President of SEI Administrative and SEI Financial
One Freedom Valley Road                       Chief Executive  Services since 1993.  Vice President of SEI Administrative and
Oaks, Pennsylvania 19456                      Officer          SEI Financial Services (1991-1993); President, GW Sierra Trust
Birthdate: April 16, 1952                                      prior to 1991.
------------------------------------------------------------------------------------------------------------------------------
Robert DellaCroce                             Treasurer,       Director, Funds Administration and Accounting of SEI since
One Freedom Valley Road                       Controller and   1994. Senior audit manager, Arthur Andersen LLP, from
Oaks, Pennsylvania 19456                      Chief Financial  1986 to 1994.
Birthdate: December 17, 1963                  Officer
------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Stanton                            Vice President   Vice President and Assistant Secretary of SEI Corporation since
One Freedom Valley Road                       and Secretary    1994; Associate attorney with Morgan, Lewis and Bockius
Oaks, Pennsylvania 19456                                       (1989-1994).
Birthdate: November 19, 1958
------------------------------------------------------------------------------------------------------------------------------
Marc H. Cahn                                  Vice President   Vice President and Assistant Secretary of SEI Corporation
One Freedom Valley Road                       and Assistant    since 1983.
Oaks, Pennsylvania 19456                      Secretary
Birthdate: October 18, 1953
------------------------------------------------------------------------------------------------------------------------------
Todd Cipperman                                Vice President   Vice President and Assistant Secretary of SEI Corporation since
One Freedom Valley Road                       and Assistant    1995; Associate attorney with Dewey Ballantine (1994-1995);
Oaks, Pennsylvania 19456                      Secretary        Associate attorney with Winston & Strawn (1991-1994).
Birthdate: February 14, 1966
------------------------------------------------------------------------------------------------------------------------------
Joseph M. Lydon                               Vice President   Director of Business Administration--Fund Resources, a division
One Freedom Valley Road                       and Assistant    of SEI Corporation since 1995; Vice President of Fund Group,
Oaks, Pennsylvania 19456                      Secretary        Vice President of the Advisor--Dreman Value
Birthdate: September 27, 1959                                  Management, L.P., and President of Dreman Financial Services,
                                                               Inc. (1989-1995).
------------------------------------------------------------------------------------------------------------------------------
Barbara A. Nugent                             Vice President   Vice President and Assistant Secretary of SEI Corporation
One Freedom Valley Road                       and Assistant    since April 1996.  Associate attorney with Drinker, Biddle &
Oaks, Pennsylvania 19456                      Secretary        Reath (1994-1996); Assistant Vice President/Administration
Birthdate: June 18, 1956                                       of Delaware Service Company, Inc. (1992-93); Assistant Vice
                                                               President-Operations of Delaware Service Company, Inc. (1988-
                                                               1992).
------------------------------------------------------------------------------------------------------------------------------
Kevin P. Robins                               Vice President   Senior Vice President, General Counsel and Secretary of SEI
One Freedom Valley Road                       and Assistant    Corporation since 1994.  Vice President and Assistant Secretary
Oaks, Pennsylvania 19456                      Secretary        (1992-1994); Associate attorney with Morgan, Lewis &
Birthdate: April 15, 1961                                      Bockius (1988-1992).
------------------------------------------------------------------------------------------------------------------------------
Bradley J. Schram                             Assistant        President and shareholder, Hertz, Schram & Saretsky, P.C.
1760 Telegraph Road                           Secretary        (attorneys)
Birmingham, Michigan 48302
Birthdate: July 10, 1950


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Fund Ownership

As of April 1, 1997, the Trustees and officers as a group owned less than 1% of the shares of the Trust.

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Money Market Fund: National Financial Services Corp., New York, NY, owned approximately 45,114,898 shares (44.0%); Huntington Trust Company, Columbus, OH, acting in various capacities for numerous accounts, owned approximately 24,157,598 shares (23.6%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Money Market Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 353,829,387 shares (99.9%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Ohio Municipal Money Market Fund:
Huntington Trust Company, Columbus, OH, acting in various capacities for numerous accounts, owned approximately 61,293,549 shares (82.7%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Ohio Municipal Money Market Fund:
Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 60,342,744 shares (99.9%).

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor U.S. Treasury Money Market
Fund: Huntington Trust Company, Columbus, OH, acting in various capacities for numerous accounts, owned approximately 21,621,955 shares (47.6%); and Allied Fidelity Insurance Co., Indianapolis, IN, owned approximately 3,784,973 shares (8.3%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor U.S. Treasury Money Market Fund:
Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 493,804,763 shares (99.9%).

As of April 1, 1997, no shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Growth Fund.

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Trust Shares of The Monitor Growth Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 1,778,995 shares (34.4%); Huntington Trust Company, Inc., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 3,336,056 shares (64.5%).

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Trust Shares of The Monitor Income Equity Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 1,878,599 shares (32.1%); Huntington Trust Company, Inc., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 3,895,750 shares (66.7%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Mortgage Securities Fund: Alex Barna, Shaker Heights, OH, owned approximately 26,703 shares (13.8%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Mortgage Securities Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 4,970,340 shares (98.7%).

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Ohio Tax-Free Fund: John W. and Arlene J. Warbritton, Westerville, OH, owned approximately 6,030 shares (7.3%); Ursula E.M. and William J. Umberg, Cincinnati, OH, owned approximately 9,125 shares (11.1%); Florence M., Ralph E., and Gerald L. Brinkman, Grove City, OH, owned approximately 13,977 shares (16.9%); and Mary Ann and Michael M. Machowsky, Jr., Rossford, OH, owned approximately 4,612 shares (5.6%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Ohio Tax-Free Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 2,998,781 shares (98.9%).

As of April 1, 1997, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Fixed Income Securities Fund:
William J. Umberg, Cincinnati, OH, owned approximately 5,307 shares (6.2%); and the Cincinnati Institute of Fine Arts, Cincinnati, OH, owned approximately 4,619 shares (5.4%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Fixed Income Securities Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 6,976,395 shares (99.5%).

As of April 1, 1997, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Short/Intermediate Fixed Income Securities Fund: Huntington Trust Company, N.A., Columbus, OH, acting in various capacities for numerous accounts, owned approximately 6,230,866 shares (99.2%).

The Declaration of Trust of the Trust provides that the Trust will, to the fullest extent permitted by law, indemnify its Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Trustees Compensation

During the fiscal year ended December 31, 1996, the Trustees received the following total compensation from the Trust for their services with respect to all of the Funds:

     NAME AND POSITION                     COMPENSATION
     -----------------                     ------------
     David S. Schoedinger, Trustee            $15,000
     John M. Shary, Trustee                   $17,500
     William R. Wise, Trustee                 $15,000
     Richard Sisson, Trustee                  $12,000

There are no pension or retirement plans or programs in effect for Trustees of the Trust. No officers of the Trust or of any other Fund receive compensation from the Trust or the Funds as officers or employees of the Trust of any such Fund.

Investment Adviser

Huntington Trust Company, National Association, a national banking association, is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With $20.8 billion in assets as of December 31, 1996, HBI is a major Midwest regional bank holding company. Piper Capital Management Incorporated ("Piper"), sub-adviser to the Monitor Mortgage Securities Fund, is a wholly-owned subsidiary of the publicly traded investment banking firm, Piper Jaffray Companies Inc. ("PJI").

Under the investment advisory agreement between the Trust and Huntington (the "Investment Advisory Agreement"), Huntington, at its expense, furnishes continuously an investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine.

In providing investment advisory services to the various Funds, Huntington regularly provides the Funds with investment research, advice, and supervision and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may, from time to time, establish.

During the fiscal years ended 1994, 1995, and 1996, each of the Funds in operation during such periods paid fees to Huntington pursuant to the Investment Advisory Agreement as follows:


     Fund                                1994         1995         1996
     ----                                ----         ----         ----
     Money Market Fund.................  $1,018,586   $1,080,916   $1,267,812
     Ohio Municipal Money Market Fund..  $  102,856*  $  157,618*  $  213,103*
     U.S. Treasury Money Market Fund...  $  495,003   $  648,805   $  904,683
     Growth Fund.......................  $  647,947   $  790,352   $1,028,360
     Income Equity Fund................  $  754,255   $  764,733   $  958,682
     Mortgage Securities Fund..........  $  379,126*  $   20,000*  $  101,228*
     Ohio Tax-Free Fund................  $  299,882   $  307,084   $  313,954
     Fixed Income Securities Fund......  $  578,719   $  672,320   $  697,359
     Short/Intermediate Fixed Income
       Securities Fund.................  $  636,447   $  660,192   $  627,097

------------

     * During the fiscal year ended December 31, 1994, gross investment advisory fees were $205,712 and $387,126, of which $102,856 and $8,000 were voluntarily waived for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund, respectively. In addition, the Mortgage Securities Fund was reimbursed for other operating expenses in the amount of $50,000. During the fiscal year ended December 31, 1995, gross investment advisory fees were $284,343 and $289,413, of which $126,725 and $269,413 were voluntarily waived for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund, respectively. In addition, the Mortgage Securities Fund was reimbursed for other operating expenses in the amount of $15,000. During the fiscal year ended December 31, 1996, gross investment advisory fees were $355,171 and $236,184, of which $142,068 and $134,956 were voluntarily waived for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund, respectively.

The Investment Advisory Agreement provides that Huntington shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of Huntington.

The Investment Advisory Agreement may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by Huntington on 90 days' written notice. It may be amended only by a vote of the shareholders of the affected Fund(s). The Agreement also terminates without payment of any penalty in the event of its assignment. The Investment Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

Because of the internal controls maintained by The Huntington Trust Company, N.A., to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of Huntington's or its affiliates' lending relationships with an issuer. In February 1996, Huntington also began serving as a sub-administrator to the Trust. See "Sub-Administrator" below.

Glass-Steagall Act

In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

Huntington believes that it possesses the legal authority to perform the services for the Trust contemplated by the Investment Advisory Agreement.
Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict Huntington from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Huntington, the Board of Trustees of the Trust would review the Trust's relationship with Huntington and consider taking all action necessary in the circumstances.

Should further legislative, judicial, or administrative action prohibit or restrict the activities of Huntington, its affiliates, and its correspondent banks in connection with customer purchases of shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Funds' method of operations would affect their net asset values per share or result in financial losses to any customer.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

Portfolio Transactions

Huntington may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Huntington and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by Huntington. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Huntington to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

Brokerage and Research Services

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Huntington places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Huntington, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Huntington receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Huntington and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to Huntington is not reduced because Huntington and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreement, Huntington may cause a Fund to pay a broker-dealer that provides brokerage and research services to Huntington an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Huntington's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

In the fiscal years ended December 31, 1994, 1995 and 1996, the Funds named below paid the following brokerage commissions:


          Fund                       1994     1995      1996
          ----                       ----     ----      ----

          Growth Fund............  $121,407  $88,688  $ 76,783
          Income Equity Fund.....  $121,749  $53,998  $107,966

Administrator

SEI Administrative serves as administrator to the Trust pursuant to an Administration Agreement dated January 11, 1996 (the "Administration Agreement"). Pursuant to the Administration Agreement, SEI Administrative maintains office facilities for the Trust, maintains the Trust's financial accounts and records, and furnishes the Trust statistical and research data, data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Trust. In addition, SEI Administrative prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Trust's operations. The Administration Agreement became effective on January 11, 1996, and will continue in effect for a period of one year, and thereafter will continue for successive one year periods, unless terminated by either party on not less than 60 days' prior written notice. Under certain circumstances, the Administration Agreement may be terminated by the Trust immediately, without prior notice. Prior to January 11, 1996, the Trust had retained Federated Administrative Services ("Federated") as its administrator.

The Administration Agreement provides that SEI Administrative shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the disregard by SEI Administrative of its obligations and duties thereunder.

For the fiscal years ended December 31, 1994, 1995, and 1996, the Funds paid the following fees pursuant to its administration agreement with Federated or SEI Administrative, as the case may be:


     Fund                                         1994       1995       1996
     ----                                         ----       ----       ----
     Money Market Fund........................  $433,373*  $436,919*  $465,136
     Ohio Municipal Money Market Fund.........  $ 73,218*  $ 73,144*  $129,904
     U.S. Treasury Money Market Fund..........  $310,007*  $392,753*  $495,079
     Growth Fund..............................  $119,967*  $128,230*  $188,542
     Income Equity Fund.......................  $131,350   $132,530   $175,636
     Mortgage Securities Fund.................  $ 78,753*  $  9,502*  $ 52,094
     Ohio Tax-Free Fund.......................  $ 62,952*  $ 45,020*  $ 68,973
     Fixed Income Securities Fund.............  $130,878*  $134,965*  $153,157
     Short/Intermediate Fixed Income
       Securities Fund........................  $133,654   $136,602   $137,753


     ------------

     * During the fiscal year ended December 31, 1994, gross administrator fees were $506,567, $102,392, $370,331, $160,907, $115,132, $89,540, and
     $172,811, of which $73,194, $29,174, $60,324, $40,940, $36,379, $26,588, and $41,933 were voluntarily waived for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, and Fixed Income Securities Fund, respectively. During the fiscal year ended December 31, 1995, gross administrator fees were $536,546, $141,152, $483,058, $196,498, $84,644,
     $91,463, and $200,254, of which $99,627, $68,008, $90,305, $68,268,
     $75,142, $46,443, and $65,289 were voluntarily waived for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, and Fixed Income Securities Fund, respectively.

Sub-Administrator

SEI Administrative has entered into a Sub-Administration Agreement with Huntington pursuant to which Huntington provides certain administrative services to the Trust. Under this Agreement, during the fiscal year ended December 31, 1996, SEI Administrative (and not the Trust) paid Huntington a periodic fee at the annual rate of 0.04% of the average daily net assets of all Funds.
Effective in January 1997, this fee increased to increase to an annual rate of 0.05% of average daily net assets because at such time Huntington began to perform a substantial portion of certain additional designated administrative services.

Distributor

The Trust has a Distribution Agreement with SEI Financial Services, under which the Distributor sells and distributes shares of each of the Funds. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distribution Agreement may be terminated at any time as to any Fund on not more than 60 days' notice by vote of a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party or by the vote of a majority of the outstanding voting securities of the Fund.

The Distribution Plan

The services provided and the fees payable under the Distribution Plan to which Investment Shares are subject are described in the Prospectus for Investment Shares under "Distribution of Investment Shares-Distribution Plan."

The Distribution Plan for all Funds other than the Income Equity Fund and the Short/Intermediate Fixed Income Securities Fund was initially approved by the Trustees on November 8, 1995, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"), and it was similarly approved for the Income Equity Fund and the Short/Intermediate Fixed Income Securities Fund on October 23, 1996.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Investment Shares of that Fund. The Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the fee payable thereunder with respect to a Fund requires the approval of the holders of that Fund's Investment Shares. The Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to brokers, dealers and administrators pursuant to the agreement entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

The Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of all the Trustees, cast in person at a meeting called for such purpose. For so long as the Distribution Plan remains in effect, the selection and nomination of those Trustees who are not interested persons of the Trust (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

For the fiscal years ended December 31, 1994, 1995 and 1996, the Funds named below paid the following fees pursuant to the Distribution Plan (the Income Equity Fund and the Short/Intermediate Fixed Income Securities Fund had not commenced operations of their respective Investment Shares as of December 31,
1996):


     Fund                                         1994      1995      1996
     ----                                         ----      ----      ----
     Money Market Fund........................  $26,329   $70,305   $95,463
     Ohio Municipal Money Market Fund.........  $31,216   $43,700   $64,977
     U.S. Treasury Money Market Fund..........  $ 6,160*  $30,675*  $43,791*
     Growth Fund..............................  $ 8,652   $ 8,749   $10,181
     Mortgage Securities Fund.................  $15,644*  $ 5,345*  $ 4,596*
     Ohio Tax-Free Fund.......................  $ 6,638   $ 5,634   $ 5,106
     Fixed Income Securities Fund.............  $ 5,746   $ 5,079   $ 5,032

     ------------

     * For the fiscal year ended December 31, 1994, gross distribution fees were $15,399 and $31,289, of which $9,239 and $15,645 were voluntarily waived for the U.S. Treasury Money Market Fund and the Mortgage Securities Fund, respectively. For the fiscal year ended December 31, 1995, gross distribution fees were $76,912 and $10,690 of which $46,237 and $5,345 were voluntarily waived for the U.S. Treasury Money

     Market Fund and the Mortgage Securities Fund, respectively. For the fiscal year ended December 31, 1996, gross distribution fees were $109,476 and $9,189, of which $65,686 and $4,593 were voluntarily waived for the U.S. Treasury Money Market Fund, and the Mortgage Securities Fund, respectively.


Determination of Net Asset Value
--------------------------------------------------------------------------------

The times and days on which the net asset value of each of the Funds is calculated is described in the Prospectus.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share based on available market quotations. In addition, if Huntington becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require Huntington to dispose of such security unless (i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or
(ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities. (See Appendix I to the Prospectus for a summary of the definition under Rule 2a-7 of capitalized terms used above and see the Appendix to this Statement of Additional Information for a description of the ratings assigned by the NRSROs utilized by Huntington in managing the Funds' investments.)

Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Additional Purchase Information--Payment in Kind
--------------------------------------------------------------------------------

In addition to payment by check, shares of a Fund may be purchased by customers of Huntington in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time). Acceptance may occur on any day during the five day period afforded Huntington to review the acceptability of the securities. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for shares of the Fund will depend on the value of the securities and the net asset value of Fund shares next determined following acceptance on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Taxes
--------------------------------------------------------------------------------

Federal Income Taxation

It is intended that each Fund qualifies each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) derive less 30% of its gross income from gains from the sale or other disposition of certain assets (including securities) held for less than three months;

(c) distribute with respect to each taxable year at least 90% of its "investment company taxable income" (as that term is defined in the Code) and tax-exempt income (less deductions attributable to that income) for such year; and

(d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
     (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus a Fund could not pay exempt-interest or capital gains dividends.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Return of capital distributions. If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder's tax basis in his shares. If the shareholder's basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund. Under the 30% of gross income test described above (see "Federal Income Taxation"), a Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that could cause certain Fund assets to be treated as held for less than three months.

Foreign currency-denominated securities and related hedging transactions. A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the debt and equity securities of foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Backup Withholding. In general, a Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.

Ohio Income Taxation

For a summary of the Ohio income tax treatment of dividends paid by the Ohio Funds, see "Distributions and Taxes-Ohio Personal Income Taxes" in the Prospectus.


Dividends and Distributions
--------------------------------------------------------------------------------

Money Market Funds

The net investment income of each class of shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of net asset value. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period.
Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the same class of the Fund at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of a class of shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium. Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally each class of shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of shares of a Money Market Fund determined at any time is a negative amount, the net asset value per share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the net asset value per share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is riot declared as a dividend.

Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

Other Funds

Each of the Funds other than the Money Market Funds will declare and distribute dividends from net investment income of each class of shares, if any, and will distribute its net realized capital gains, with respect to each class of shares, if any, at least annually.


Performance Information
--------------------------------------------------------------------------------

Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:
Morningstar, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Wisenberger Dealer Services, Computer Directions Advisor Services, Inc., Moody's Bond Survey Index, Salomon Brothers Corporate Bond Rate-of-Return Index, Lehman Brothers Municipal Bond Index, Bond-20 Index, Standard & Poor's Daily Stock Price Index of 500 Common Stocks, Dow Jones Industrial Average, Lehman Brothers Government/Corporate (Total) Index, Merrill Lynch 2-Year Treasury Index, Merrill Lynch 3-Year Treasury Index, Donaghue's Money Fund Report, Lehman Brothers Intermediate Government/Corporate Index, Lehman Brothers 5-Year Bond Index, and Lehman Brothers Government (LT) Index. Advertisements may quote performance information which does not reflect the effect of the sales load. In addition, data may be used comparing the differences between the yields of income funds, Ginnie Maes and U.S. Treasury notes. All data is based on past performance and is not intended to indicate future results.

Money Market Funds

Based on the seven-day period ended December 31, 1996 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:


     Fund-Trust Shares                    Yield    Effective Yield
     -----------------                    -----    ---------------
     Money Market Fund.................   4.92%    5.04%
     Ohio Municipal Money Market Fund..   3.49%    3.55%
     U.S. Treasury Money Market Fund...   4.96%    5.08%


Based on the seven-day period ended December 31, 1996 (the "base period"), the yield and effective yield of the Investment Shares of the Money Market Funds listed below were as follows:


     Fund-Investment Shares               Yield    Effective Yield
     ----------------------               -----    ---------------

     Money Market Fund.................   4.82%    4.93%
     Ohio Municipal Money Market Fund..   3.39%    3.45%
     U.S. Treasury Money Market Fund...   4.86%    4.98%


The yield for each class of shares of a Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield for each class of shares of a Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising the sum to a power equal to 365/7, and subtracting 1 from the result.


Other Funds

A Fund's yield for each class of shares is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the class during the base period less expenses accrued for that period by the class, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class outstanding during the base period and entitled to receive dividends and (B) the maximum offering price per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield of the class of shares of the Fund. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

The yield of Trust Shares of each of the following Funds for the 30-day period ended December 31, 1996, was as follows:

     Fund-Trust Shares                                        Yield
     -----------------                                        -----
     Growth Fund...........................................   1.04%
     Income Equity Fund....................................   3.80%
     Ohio Tax-Free Fund....................................   3.78%
     Fixed Income Securities Fund..........................   5.72%
     Short/Intermediate Fixed Income Securities Fund.......   5.26%
     Mortgage Securities Fund..............................   6.59%

The yield of Investment Shares of each of the following Funds based on the maximum offering price per share of the Funds for the 30-day period ended December 31, 1996, was as follows:

     Fund-Investment Shares                                   Yield
     ----------------------                                   -----
     Growth Fund...........................................   0.83%
     Ohio Tax-Free Fund....................................   3.44%
     Fixed Income Securities Fund..........................   5.37%
     Mortgage Securities Fund..............................   6.21%

The average annual total returns for Trust Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1996, were as follows:


                                       Fiscal Year Ended   Five Years Ended    Inception through
     Fund-Trust Shares                 December 31, 1996   December 31, 1996   December 31, 1996
     -----------------                 -----------------   -----------------   -----------------
     Growth Fund......................       16.72%              11.76%              11.82%
     Income Equity Fund...............       16.88%              12.06%              10.06%
     Ohio Tax-Free Fund...............        3.48%               5.17%               5.98%
     Fixed Income Securities Fund.....        2.56%               6.28%               7.72%
     Short/Intermediate Fixed Income
       Securities Fund................        4.08%               5.82%               7.31%
     Mortgage Securities Fund.........        6.56%               N/A                 5.88%

The average annual total returns for Investment Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1996, were as follows:


                                                  Fiscal Year Ended    Five Years Ended     Inception through
     Fund-Investment Shares                       December 31, 1996    December 31, 1996    December 31, 1996
     ----------------------                       ------------------   ------------------   ------------------
     Growth Fund..............................          16.43%               11.48%               11.78%
     Ohio Tax-Free Fund.......................           3.20%                4.90%                5.35%
     Fixed Income Securities Fund.............           2.32%                6.01%                7.43%
     Mortgage Securities Fund.................           6.25%                N/A                  5.69%


The average annual total return for each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of shares redeemed.

From time to time, Huntington and/or SEI Administrative may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.

Tax-Equivalent Yield

With respect to the Ohio Funds, the Funds' tax-equivalent yield (or effective yield) for each class of shares during the applicable base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield with respect to the class by a factor designed to show the approximate yield that a taxable investment would have to earn to produce the same after-tax yield for that period. A Fund's tax-equivalent yield with respect to each class will differ for shareholders in different tax brackets. In calculating the yields shown below, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1996, was 6.60% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1996, was 7.15% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for Investment Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1996, was 6.41% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Investment Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1996, was 6.50% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

Tax-Equivalency Tables

            Ohio Municipal Money Market Fund and Ohio Tax-Free Fund

The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in a Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. Some portion of a Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                       TAXABLE YIELD EQUIVALENT FOR 1997
                                 STATE OF OHIO

------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                         15.00%       28.00%       31.00%        36.00%       39.60%

COMBINED FEDERAL AND STATE TAX BRACKET:

                        19.457%      33.201%      37.900%       43.500%      47.100%
------------------------------------------------------------------------------------
                           $1-     $24,001-     $58,151-     $121,301-         OVER
Single Return:         $24,000     $ 58,150     $121,300     $ 263,750     $263,750
------------------------------------------------------------------------------------
TAX-EXEMPT
 YIELD                             TAXABLE YIELD EQUIVALENT
------------------------------------------------------------------------------------
           1.50%          1.86%        2.25%        2.42%         2.65%        2.84%
           2.00%          2.48%        2.99%        3.22%         3.54%        3.78%
           2.50%          3.10%        3.74%        4.03%         4.42%        4.73%
           3.00%          3.72%        4.49%        4.83%         5.31%        5.67%
           3.50%          4.35%        5.24%        5.64%         6.19%        6.62%
           4.00%          4.97%        5.99%        6.44%         7.08%        7.56%
           4.50%          5.59%        6.74%        7.25%         7.96%        8.51%
           5.00%          6.21%        7.49%        8.05%         8.85%        9.45%
           5.50%          6.83%        8.23%        8.86%         9.73%       10.40%
           6.00%          7.45%        8.98%        9.66%        10.62%       11.34%


NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS.

                       TAXABLE YIELD EQUIVALENT FOR 1997
                                 STATE OF OHIO

------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                         15.00%       28.00%       31.00%        36.00%       39.60%

COMBINED FEDERAL AND STATE TAX BRACKET:

                        20.201%      33.943%      37.900%       43.500%      47.100%
------------------------------------------------------------------------------------
                           $1-     $40,101-     $96,901-     $147,701-         OVER
Joint Return:          $40,100     $ 96,900     $147,700     $ 263,750     $263.750
------------------------------------------------------------------------------------
TAX-EXEMPT
 YIELD                                 TAXABLE YIELD EQUIVALENT
------------------------------------------------------------------------------------
            1.50%         1.88%        2.27%        2.42%         2.65%        2.84%
            2.00%         2.51%        3.03%        3.22%         3.54%        3.78%
            2.50%         3.13%        3.78%        4.03%         4.42%        4.73%
            3.00%         3.76%        4.54%        4.83%         5.31%        5.67%
            3.50%         4.39%        5.30%        5.64%         6.19%        6.62%
            4.00%         5.01%        6.06%        6.44%         7.08%        7.56%
            4.50%         5.64%        6.81%        7.25%         7.96%        8.51%
            5.00%         6.27%        7.57%        8.05%         8.85%        9.45%
            5.50%         6.89%        8.33%        8.86%         9.73%       10.40%
            6.00%         7.52%        9.08%        9.66%        10.62%       11.34%


 NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS.

The above charts, which are based on the federal income tax schedule effective January 1, 1997, are for illustrative purposes only. They are not indicators of past or future performance of a Fund.


Custodian
--------------------------------------------------------------------------------

The Huntington Trust Company, N.A., is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The custodian's fees for custody and record keeping services are based on a percentage of the average daily net assets of the Funds.

Transfer Agent and Dividend Disbursing Agent
--------------------------------------------------------------------------------

SEI Administrative serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. SEI Administrative has, in turn, contracted with The Huntington Trust Company and with State Street Bank and Trust Company, for certain shareholder accounting and servicing functions in support of its role as transfer agent and dividend disbursing agent for the Trust. The fees and expenses of these two Sub-Transfer Agents are paid by SEI Administrative, and not by the Trust or any of the Funds.

SEI Administrative also maintains the Funds' accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses.


Independent Accountants
--------------------------------------------------------------------------------

The independent accountants for the Trust were Price Waterhouse LLP, Columbus, Ohio, through December 31, 1996. Effective January 1, 1997, the independent accountants for the Trust are KPMG Peat Marwick, Columbus, Ohio.


 Additional Information About the Trust and Its Shares
--------------------------------------------------------------------------------

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholder Inquiries

Shareholder inquiries regarding those Funds offering Trust Shares should be directed to The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio 43215, Attn: Mutual Fund Services Center.

Shareholder inquiries regarding those Funds offering Investment Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287, Attn: Mutual Fund Services Center.

Pending Litigation Relating to Piper

Several federal and state court complaints and arbitrations before self-regulatory organizations have been filed against Piper, Piper Jaffray Companies Inc. ("PJI") and certain affiliated companies, and certain individuals affiliated with Piper. These actions relate to one mutual fund and a number of closed-end investment companies managed by Piper and to two mutual funds for which Piper has acted as sub-adviser. An Amended Consolidated Class Action Complaint, representing a consolidation of a number of previously filed complaints, was filed on October 5, 1994 in the United States District Court for the District of Minnesota, by several plaintiffs purporting to represent a class of investors in one of these funds. This complaint alleged certain violations of federal and state securities laws, common law negligent misrepresentation, and breach of fiduciary duty. In February 1996 a settlement agreement was approved by the Court and became effective. A number of other complaints and arbitrations have also settled. The pending litigation and arbitration proceedings generally allege certain violations of federal and state securities laws, the federal Racketeer Influenced and Corrupt Organizations Act, state consumer protection laws, common law negligent misrepresentation, breach of contract, breach of fiduciary duty, and fraud. Piper and its affiliates intend to defend or, in some cases, negotiate to settle these actions. None of these complaints involve the Mortgage Securities Fund. Piper, PJI and certain other affiliates have also been subject to regulatory inquiries relating to various funds or assets managed by Piper. Without admitting or denying any findings, PJI has agreed to a settlement with the National Association of Securities Dealers, Inc. Additionally, both PJI and Piper have agreed to a settlement with the Minnesota Department of Commerce, which resolved a joint investigation primarily related to disclosure and sales practices with respect to one of the other funds managed by Piper. PJI and Piper are continuing to cooperate in an investigation being conducted by the U.S. Securities and Exchange Commission, and have been responding to requests for information from a number of other regulatory authorities.

Financial Statements
--------------------------------------------------------------------------------

The report of Price Waterhouse LLP, independent accountants, and the audited financial statements of The Monitor Funds for the year ended December 31, 1996, are incorporated herein by reference from the Trust's Combined Annual Report to Shareholders for the year ended December 31, 1996, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

Appendix
--------------------------------------------------------------------------------
Standard & Poor's Ratings Group Corporate and Municipal Bond Rating Definitions

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service, Inc.  Corporate and Municipal Bond Rating Definitions

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Duff & Phelps, Inc. Corporate Bond Rating Definitions

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Fitch Investors Service, Inc. Corporate Bond Rating Definitions

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated 'F-I+.' A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA Long-Term Rating Definitions

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Standard & Poor's Ratings Group Short-Term Municipal Obligation Rating
Definitions

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.  Short-Term Municipal Obligation Rating
Definitions

MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

IBCA Short-Term Rating Definitions

A1+ - Obligations supported by the highest capacity for timely repayment.

A1 - Obligations supported by a very strong capacity for timely repayment.

A2 - Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Standard and Poor's Ratings Group Commercial Paper Rating Definitions

A-1 - This designation indicates that the degree of safety regarding timely payment strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service, Inc.  Commercial Paper Rating Definitions

P-1-Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of senior short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics:

     .  Leading market positions in well-established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2-Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. n& will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NR indicates the bonds are not currently rated by Moody's or S&P. However, management considers them to be of good quality.

Duff & Phelps, Inc.  Commercial Paper Rating Definitions

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2-Good certainty of timely payment Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch Investors Service, Inc.  Commercial Paper Rating Definitions

Plus or minus signs are used with a rating symbol to indicate the relative portion of the credit within the rating category:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is riot as great as for issues assigned F-1 + or F-1 ratings.

                          PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements: The following financial statements have been incorporated into the Combined Statement of Additional Information by reference to the Trust's Combined Annual Report to Shareholders, dated December 31, 1996:

     Statements of Operations for the year ended December 31, 1996
     Statements of Assets and Liabilities as of December 31, 1996
     Statements of Changes in Net Assets for the year ended December 31, 1996 Statements of Cash Flows for the year ended December 31, 1996
     Portfolios of Investments as of December 31, 1996
     Financial Highlights for the years ended December 31, 1996 Combined Notes to Financial Statements as of and for the year ended December 31, 1996 Report of Price Waterhouse LLP, Independent Accountants

(b)  Exhibits:
     (1) Amended and Restated Declaration of Trust of the Registrant (previously filed as Exhibit 1 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (2) By-Laws of the Registrant (previously filed as Exhibit 2 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (3)  Not applicable
     (4)  Not applicable
     (5) (i) Investment Advisory Agreement of the Registrant (previously filed as Exhibit 5(i) to Post-Effective Amendment No. 19 and incorporated herein by reference)
          (ii) Sub-Advisory Agreement of the Registrant (previously filed as
          Exhibit 5(ii) to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (6) Distribution Agreement, dated January 11, 1996, between the Registrant and SEI Financial Services Company (previously filed as Exhibit 6 to Post-Effective Amendment No. 20 and incorporated herein by reference)
     (7)  Not applicable
     (8) Custodian Contract of the Registrant (previously filed as Exhibit 8 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (9)  (i)   Transfer Agency and Service Agreement, dated January 11, 1996, between the Registrant and SEI Financial Management Corporation (previously filed as Exhibit 9(i) to Post-Effective Amendment No. 20 and incorporated herein by reference)
          (ii) Sub-Transfer Agency and Service Agreement, dated February 10, 1996, between SEI Financial Management Corporation and State Street Bank and Trust Company (previously filed as Exhibit 9(ii) to Post-Effective Amendment No. 20 and incorporated herein by reference)
          (iii) Administration Agreement, dated January 11, 1996, between the Registrant and SEI Financial Management Corporation (previously filed as Exhibit 9(iii) to Post-

           Effective Amendment No. 20 and incorporated herein by reference)
           (iv) Sub-Administration Agreement, dated January 11, 1996, between SEI Financial Management Corporation and The Huntington Trust Company, N.A. (previously filed as Exhibit 9(iv) to Post-Effective Amendment No. 20 and incorporated herein by reference)
           (v) Consent to Assignment and Assumption Agreement for the Administration and Transfer Agency Agreements, dated January 30, 1997, between the Registrant and SEI Financial Management Corporation (filed herewith)

     (10) Opinion and Consent of Counsel as to legality of shares being registered (filed herewith)

     (11)  Consent of Independent Accountants (filed herewith)

     (12)  Not applicable

     (13) Initial Capital Understanding (previously filed as Exhibit 13 to Post-Effective Amendment No. 20 and incorporated herein by reference)

     (14)  Not applicable

     (15) Distribution and Shareholder Services Plan, adopted on November 8, 1995 (previously filed as Exhibit 15 to Post-Effective Amendment No. 21 and incorporated herein by reference)

     (16)  Not applicable

     (17)  Financial Data Schedules (EDGAR filing only) (filed herewith)

     (18) Multiple Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 21 and incorporated herein by reference)

     (24)  Powers of Attorney (filed herewith)

Item 25.  Persons Controlled by or Under Common Control with Registrant

     None.


Item 26.  Number of Holders of Securities

                                                Number of Record Holders
Title of Class                                    as of April 1, 1997
--------------                                  ------------------------
Shares of Beneficial Interest of:

The Monitor Money Market Fund
 Trust Shares.................................               76
 Investment Shares............................            1,786
The Monitor Ohio Municipal Money Market Fund
 Trust Shares.................................                9
 Investment Shares............................              262
The Monitor U.S. Treasury Money Market Fund
 Trust Shares.................................                9
 Investment Shares............................              361

The Monitor Growth Fund
  Trust Shares.............................                   98
  Investment Shares........................                  841
The Monitor Income Equity Fund
  Trust Shares.............................                   76
  Investment Shares........................                    0
The Monitor Mortgage Securities Fund
  Trust Shares.............................                   48
  Investment Shares........................                  248
The Monitor Ohio Tax-Free Fund
  Trust Shares.............................                   21
  Investment Shares........................                  155
The Monitor Fixed Income Securities Fund
  Trust Shares.............................                   58
  Investment Shares........................                  288
The Monitor Short/Intermediate Fixed
Income Securities Fund
  Trust Shares.............................                   70
  Investment Shares........................                    0

Item 27.  Indemnification

     The response to this Item is incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed April 26, 1994.

Item 28.  Business and Other Connections of Investment Adviser

     The Adviser. The Huntington Trust Company, Inc., N.A. ("Huntington") serves as investment adviser to the Registrant. Huntington is wholly-owned subsidiary of The Huntington Financial Services Company which in turn is a wholly-owned subsidiary of Huntington Bancshares Incorporated ("Bancshares"). Huntington conducts a variety of trust activities. To the knowledge of Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage in business for Bancshares. Set forth below are the names and principal businesses of the directors and executive officers of Huntington who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee.

Name of                                      Principal Other Business(es) During
Officers and Directors of Huntington         at Least the Last Two Fiscal Years
------------------------------------         -----------------------------------
Elaine H. Hairston.......................    Chancellor, Ohio Board of Regents
Edgar W. Ingram III......................    Chairman and Chief Executive
                                             Officer of White Castle Systems
Norman A. Jacobs.........................    President and Chief Executive
                                             Officer, The Huntington Trust
                                             Company, National Association
Robert W. Rahal..........................    President, Bobby Rahal, Inc.
Zuheir Sofia.............................    President and Chief Operating
                                             Officer, Huntington Bancshares
                                             Incorporated
Rodney Wasserstrom.......................    President and Chief Executive
                                             Officer, The Wasserstrom Company
Frank Wobst..............................    Chairman and Chief Executive
                                             Officer, Huntington Bancshares
                                             Incorporated

     The Subadviser. Piper Capital Management Incorporated was formed in 1985 and is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation engaged through its subsidiaries in various aspects of the financial services industry. The officers and directors of Piper Capital Management Incorporated are as follows:

Name                         Title
----                         -----
William H. Ellis             Director and President
Bruce C. Huber               Director
David E. Rosedahl            Director
Charles N. Hayssen           Director
Momchilo Vucenich            Director
Worth Bruntjen               Senior Vice President
Richard Daly                 Senior Vice President
Michael C. Derck             Senior Vice President
Paul Dow                     Senior Vice President
Richard W. Filippone         Senior Vice President
John J. Gibas                Senior Vice President
Marijo A. Goldstein          Senior Vice President
Mark R. Grotte               Senior Vice President
Jerry F. Gudmundson          Senior Vice President
Robert C. Hannah             Senior Vice President
Lynne Harrington             Senior Vice President
Kim Jenson                   Senior Vice President
Russ Kappenman               Senior Vice President
Kimberly F. Kaul             Senior Vice President
Lisa A. Kenyon               Senior Vice President

Steven B. Markusen           Senior Vice President
Thomas S. McGlinch           Senior Vice President
Curt D. McLeod               Senior Vice President
Paula R. Meyer               Senior Vice President
Susan S. Miley               Senior Vice President and General Counsel
Robert H. Nelson             Senior Vice President
Gary Norstrem                Senior Vice President
Nancy S. Olsen               Senior Vice President
Ronald R. Reuss              Senior Vice President
Bruce D. Salvog              Senior Vice President
Sandra K. Shrewsbury         Senior Vice President
Eric L. Siedband             Senior Vice President
David M. Steele              Senior Vice President
Jill Thompson                Senior Vice President
Robert H. Weidenhammer       Senior Vice President
John G. Wenker               Senior Vice President
Douglas J. White             Senior Vice President
Cythia K. Castle             Vice President
Molly J. Destro              Vice President
Julie Deutz                  Vice President
Rochelle Gonzo               Vice President
Joyce Halbe                  Vice President
Joan L. Harrod               Vice President
Mary Hoyme                   Vice President
Amy K. Johnson               Vice President
John Kightlinger             Vice President
Wan-Chong Kung               Vice President
Jane Longueville             Vice President
Brent Mellum                 Vice President
Stephen C. Meyer             Vice President
Thomas Moore                 Vice President
Chris Neuharth               Vice President
Paul D. Pearson              Vice President
Scott Richter                Vice President
Catherine M. Stienstra       Vice President
Shaista Tajamal              Vice President
Jane K. Welter               Vice President
Fong P. Woo                  Vice President.

Item 29.  Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser:

     SEI Financial Services Company ("SEI Financial") is the Distributor of the Registrant's shares. SEI Financial also acts as distributor for the following other investment companies:

          SEI Daily Income Trust
          SEI Liquid Asset Trust
          SEI Tax Exempt Trust
          SEI Index Funds
          SEI Institutional Managed Trust
          SEI International Trust
          Stepstone Funds
          The Advisors' Inner Circle Fund
          The Pillar Funds
          CUFUND
          STI Classic Funds
          CoreFunds, Inc.
          First American Funds, Inc.
          First American Investment Funds, Inc.
          The Arbor Fund
          1784 Funds(R)
          The PBHG Funds, Inc.
          Marquis Funds (R)
          Morgan Grenfell Investment Trust
          The Achievement Funds Trust
          Bishop Street Funds
          CrestFunds, Inc.
          STI Classic Variable Trust
          ARK Funds
          FMB Funds, Inc.
          SEI Asset Allocation Trust
          Turner Funds
          SEI Institutional Investments Trust
          First American Strategy Funds, Inc.
          High Mark Funds
          Armada Funds.

SEI Financial provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Road, Oaks, Pennsylvania 19456:

                        Position and Office                               Position and Office
Name                    with Underwriter                                  with Registrant
----                    -------------------                               -------------------
Alfred P. West, Jr.     Director, Chairman and CEO                        None
Henry H. Greer          Director, President and COO                       None
Carmen V. Romeo         Director, Executive Vice President and Treasurer  None
Gilbert L. Beebower     Executive Vice President                          None
Richard B. Lieb         Executive Vice President                          None
Leo J. Dolan, Jr.       Senior Vice President                             None
Carl A. Guarino         Senior Vice President                             None
Jerome Hickey           Senior Vice President                             None
Larry Hutchison         Senior Vice President                             None
Steven Kramer           Senior Vice President                             None
David G. Lee            Senior Vice President                             President and CEO
Jack May                Senior Vice President                             None
William Madden          Senior Vice President                             None
A. Keith McDowell       Senior Vice President                             None
Dennis J. McGonigle     Senior Vice President                             None
Hartland J. McKeown     Senior Vice President                             None
Barbara Moore           Senior Vice President                             None
James V. Morris         Senior Vice President                             None
Steven Onofrio          Senior Vice President                             None
Kevin P. Robins         Senior Vice President, General Counsel and        Vice President and
                          Secretary                                       Assistant Secretary
Robert Wagner           Senior Vice President                             None
Patrick K. Walsh        Senior Vice President                             None
Kenneth Zimmer          Senior Vice President                             None
Robert Aller            Vice President                                    None
Marc H. Cahn            Vice President and Assistant Secretary            Vice President and
                                                                          Assistant Secretary
Gordon W. Carpenter     Vice President                                    None
Todd Cipperman          Vice President and Assistant Secretary            Vice President and
                                                                          Assistant Secretary
Robert Crudup           Vice President and Managing Director              None
Ed Daly                 Vice President                                    None
Jeff Drennen            Vice President                                    None
Mick Duncan             Vice President and Team Leader                    None
Vic Galef               Vice President and Managing Director              None
Kathy Heilig            Vice President                                    None
Michael Kantor          Vice President                                    None
Samuel King             Vice President                                    None


Kim Kirk                Vice President and Managing Director              None
Donald H. Korytowski    Vice President                                    None
John Krzeminski         Vice President and Managing Director              None
Robert S. Ludwig        Vice President and Team Leader                    None
Vicki Malloy            Vice President and Team Leader                    None
Carolyn McLaurin        Vice President and Managing Director              None
W. Kelso Morrill        Vice President                                    None
Barbara A. Nugent       Vice President and Assistant Secretary            Vice President and
                                                                          Assistant Secretary
Sandra K. Orlow         Vice President and Assistant Secretary            Vice President and
                                                                          Assistant Secretary
Donald Pepin            Vice President and Managing Director              None
Larry Pokora            Vice President                                    None
Kim Rainey              Vice President                                    None
Paul Sachs              Vice President                                    None
Mark Samuels            Vice President and Managing Director              None
Steve Smith             Vice President                                    None
Daniel Spaventa         Vice President                                    None
Kathryn L. Stanton      Vice President and Assistant Secretary            Vice President and
                                                                          Assistant Secretary
Wayne M. Withrow        Vice President and Managing Director              None
William Zawaski         Vice President                                    None
James Dougherty         Director of Brokerage Services                    None


Item 30.  Location of Accounts and Records

       All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

       SEI Fund Resources                        One Freedom Valley Road
       (Administrator, Transfer Agent and        Oaks, PA 19456
       Dividend Disbursing Agent)

       The Huntington Trust Company, N.A.        Huntington Center
       (Adviser, Custodian and Portfolio         41 South High Street
       Recordkeeper)                             Columbus, OH 43287

Item 31.  Management Services

       Not applicable.

Item 32.  Undertakings

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 28th day of April, 1997.

                                        THE MONITOR FUNDS

                                        By: /S/ DAVID G. LEE
                                            -------------------------
                                            David G. Lee, President

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:


NAME                                     TITLE                       DATE

/S/ DAVID G. LEE            President and Chief Executive       April 28, 1997
-----------------------     Officer
David G. Lee

/S/ ROBERT DELLACROCE       Controller, Treasurer and Chief     April 28, 1997
-----------------------     Financial Officer
Robert DellaCroce

            *               Trustee                             April 28, 1997
-----------------------
David S. Schoedinger

            *               Trustee                             April 28, 1997
-----------------------
William R. Wise

            *               Trustee                             April 28, 1997
-----------------------
John M. Shary

            *               Trustee                             April 28, 1997
-----------------------
Richard Sisson

*Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By: /S/ DAVID G. LEE
    --------------------------------
    David G. Lee, Attorney-in-fact

                                 EXHIBIT INDEX

(9) (v) Consent to Assignment and Assumption Agreement for the Administration and Transfer Agency Agreements, dated January 30, 1997, between the Registrant and SEI Financial Management Corporation
(10)    Opinion and Consent of Counsel as to legality of shares being registered
(11)    Consent of Independent Accountants
(24)    Powers of Attorney
(27)    Financial Data Schedules (EDGAR filing only)